                                           This is filed pursuant to Rule 497(c)
                                           File Nos.: 333-77839 and 811-08702


                    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                         845,600 SHARES OF COMMON STOCK
                           ISSUABLE UPON EXERCISE OF
                      RIGHTS TO SUBSCRIBE FOR THESE SHARES

    Alliance All-Market Advantage Fund, Inc., referred to in this Prospectus as the Fund, is issuing non-transferable rights to its stockholders. You will receive one right for each share you own at the close of business on the record date, June 21, 1999. These rights will entitle you to subscribe for one new share of the Fund's common stock for every three rights you receive. Record date stockholders who receive less than three rights will be entitled to purchase one share. Record date stockholders who exercise all their rights may purchase shares not acquired by other record date stockholders in this rights offering subject to limitations described in this Prospectus. The Fund may increase the number of shares that may be subscribed for in this offering by up to 25% of the primary subscription (as defined in this Prospectus), or an additional 211,400 shares, for a total of 1,057,000 shares, to honor record date stockholder requests to purchase more shares. Unless extended as described in this Prospectus, this offer will expire at 5:00 P.M., New York City time, on July 16, 1999.

    The rights are non-transferable and therefore may not be purchased or sold. The rights will not be admitted for trading on the New York Stock Exchange, known as the NYSE, or any other exchange. The Fund's outstanding shares are listed, and the shares issued in this offer will be listed, on the NYSE under the symbol "AMO." On June 18, 1999, the net asset value per Fund share, or NAV, was $47.28, and the last reported sales price of a share on the NYSE was $44.00.

    THE PURCHASE PRICE PER SHARE REFERRED TO IN THIS PROSPECTUS AS THE SUBSCRIPTION PRICE WILL BE 95% OF THE LOWER OF (1) THE AVERAGE OF THE LAST REPORTED SALES PRICE PER SHARE ON THE NYSE FOR THE FIVE TRADING DAYS ENDING WITH THE DAY THE OFFER EXPIRES AND (2) THE NAV AS OF THE CLOSE OF TRADING ON THE NYSE ON THAT DAY.
                            ------------------------

                                                              Per Share      Total
                                                              ---------      -----
Estimated Subscription Price................................   $41.80     $35,346,080
Sales Load..................................................   $ 1.57     $ 1,325,478
Proceeds to the Fund*.......................................   $40.23     $34,020,602

    -----------------------------

    The estimated subscription price is based on 95% of the last reported sales price per share on the NYSE on June 18, 1999. The proceeds to the Fund assumes all 845,600 shares are purchased at this estimated price. If the Fund increases the number of shares subject to subscription by up to 211,400 as described above, the proceeds to the Fund would be $42,525,752.

    * Before deduction of expenses incurred by the Fund related to the offer estimated at $500,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.

    The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide long-term growth of capital through all market conditions. Consistent with the investment style of Alliance Capital Management's "Large Cap Growth Group," the Fund invests primarily in the equity securities of a limited number of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. Alliance Capital Management L.P. has served as the Fund's investment adviser since the Fund's inception in 1994.

    The value of an investment in the Fund changes with changes in the values of the Fund's investments. Many factors can affect those values. An investment in the Fund involves certain risks. Among the principal risks of investing in the Fund is market risk. Because the Fund uses derivatives strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market declines. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 7 OR PAGE 33 OF THIS PROSPECTUS.

    If you do not exercise your rights, you will, upon the completion of the offer, own a smaller proportional interest in the Fund than you do now. Because the subscription price per share will be less than the NAV on the expiration date and because the Fund will incur expenses related to the offering, record date stockholders will also experience an immediate dilution, which could be substantial, of the aggregate NAV of their shares. This dilution will disproportionately affect record date stockholders who do not exercise their rights in full. In addition, there also may be substantial dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the offer expires, how many rights will be exercised or the exact expenses of the offer.
                            ------------------------
  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference.

                            ------------------------

                            PAINEWEBBER INCORPORATED
                            ------------------------

                 The date of this Prospectus is June 21, 1999.

                               PROSPECTUS SUMMARY

     This portion of the Prospectus summarizes information contained elsewhere in the Prospectus. The summary is not complete and does not contain all of the information that you should consider before purchasing Fund shares. You should read the entire Prospectus carefully, especially the risks of investing in the shares discussed under "Risk Factors and Special Considerations."

PURPOSE OF THE OFFER            The Board of Directors of the Fund has
                                determined that it is in the best interests of the Fund and its existing stockholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities, reduce the relative significance of certain large positions in its portfolio and improve the portfolio's tax efficiency. In reaching its decision, the Board of Directors was advised by Alliance Capital Management L.P., the Fund's investment adviser, referred to in this Prospectus as Alliance, or the Adviser, that the availability of new assets would give the Fund additional investment flexibility to take advantage of what Alliance believes to be attractive investment opportunities without being required to sell current portfolio positions that it desires to retain and which, if sold, could cause the realization of significant capital gains by the Fund and its stockholders. The Board of Directors also took into account that a well-subscribed rights offering would likely reduce the Fund's expense ratio, which would be of long-term benefit to stockholders. In addition, the Board of Directors considered that this rights offering could result in an improvement in the liquidity of the trading market for the Fund's shares on the NYSE. The Board also considered that this rights offering would give record date stockholders the opportunity to purchase shares at a price below market price per share and/or
                                NAV, and might increase the level of market interest in the Fund. The Board also considered the proposed terms of the offer, the expenses of the offer, and its dilutive effect, on exercising and non-exercising record date stockholders.

                                There can be no assurance that the offer will be successful or that by increasing the size of the Fund, the Fund's aggregate expenses, and correspondingly, its expense ratio will be lowered.

                                Alliance, as well as PaineWebber Incorporated, the Dealer Manager for the offer who also serves as the shareholder servicing agent for the Fund, will benefit from the offer because they receive fees based in part on the average net assets of the Fund, which will increase as a result of the offer. In addition, PaineWebber Incorporated will receive a dealer manager fee and soliciting dealer fees as described below.

IMPORTANT TERMS OF THE OFFER           Aggregate number of       845,600 (not including up to
                                       shares offered            211,400 additional shares
                                                                 the Fund may issue to cover
                                                                 over-subscription requests).

                                       Number of non-            One right for each whole
                                       transferable rights       share owned on the record
                                       issued to each record     date.
                                       date stockholder

                                       Subscription ratio        One share for every three
                                                                 rights (1-for-3); record
                                                                 date stockholders issued
                                                                 fewer than three rights may
                                                                 purchase one share at the
                                                                 subscription price.

                                       Subscription price per    95% of the lower of (1) the
                                       share                     average of the last reported
                                                                 sales price of a Fund share
                                                                 on the NYSE for the five
                                                                 trading days ending with the
                                                                 day the offer expires and
                                                                 (2) the NAV as of the close
                                                                 of trading on the NYSE on
                                                                 that date.

                                       Expiration date           5:00 P.M., New York City
                                                                 time, on July 16, 1999,
                                                                 unless the offer is
                                                                 extended.

OVER-SUBSCRIPTION PRIVILEGE     Record date stockholders who fully exercise all
                                of the rights issued to them may subscribe for shares that were not subscribed for by other record date stockholders. If enough shares are available, all of these requests will be honored in full. If these requests for shares exceed the shares available, the Fund may determine after the expiration of the offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the shares available pursuant to the offer (up to an additional 211,400 shares) in order to cover these requests.
                                Regardless of whether the Fund issues such additional shares, to the extent shares are not available to honor all requests, the available shares will be allocated pro rata among those record date stockholders who over-subscribe based on the number of rights originally issued to them by the Fund.

                                                 EVENT                     DATE
     IMPORTANT DATES TO REMEMBER                 -----                     ----
                                       Record Date..............  June 21, 1999
                                       Subscription Period......  June 21, 1999 - July
                                                                  16, 1999*
                                       Expiration Date and
                                         Pricing Date...........  July 16, 1999*
                                       Subscription Certificates
                                         and Payment for Shares
                                         Due....................  July 16, 1999*
                                       Notice of Guaranteed
                                         Delivery Due...........  July 16, 1999*
                                       Subscription Certificates
                                         and Payment for
                                         Guarantees of Delivery
                                         Due**..................  July 21, 1999*
                                       Confirmation Mailed to
                                         Participants...........  July 28, 1999*
                                       Final Payment for
                                         Shares***..............  August 11, 1999*

                      ----------------------------------------------------------
                                   * Unless the offer is extended.

                                  ** A record date stockholder exercising rights
                                     must deliver by the expiration date either
                                     (i) a Subscription Certificate and payment for shares or (ii) a Notice of Guaranteed Delivery.

                                 *** Additional amount due (in the event the
                                     subscription price exceeds the estimated subscription price).

                                 A more detailed description of the Subscription Certificate and Notice of Guaranteed Delivery can be found on page 15.

NON-TRANSFERABILITY OF RIGHTS   The rights are non-transferable and, therefore,
                                may not be purchased or sold. Rights not exercised will expire without residual value when the offer expires. The rights will not be listed for trading on the NYSE or any other securities exchange. The shares to be issued pursuant to the offer will be listed for trading on the NYSE, subject to notice of issuance.

METHOD OF EXERCISING RIGHTS     The rights are evidenced by Subscription
                                Certificates that will be mailed to record date stockholders or their nominees, except foreign record date stockholders and their nominees. If you wish to exercise your rights, you may do so in the following ways:

                                1. Complete and sign the Subscription
                                   Certificate. Mail it in the envelope provided or deliver the completed and signed Subscription Certificate with payment in full to The Bank of New York at the address indicated on the Subscription Certificate. Your completed and signed

                                  Subscription Certificate and payment must be received by the expiration of the offer (5:00 P.M., New York City time, on July 16, 1999, unless the offer is extended); or

                                2. Contact your broker, banker or trust company
                                   which can arrange, on your behalf, pursuant to a Notice of Guaranteed Delivery, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate by the close of business on the third business day after the expiration date of the offer. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received on or before the expiration of the offer.

                                Fractional shares will not be issued. After the exercise of rights, record date stockholders who have remaining less than three rights will not be able to purchase a share upon exercise of these remaining rights, which will expire without any residual value. Record date stockholders who receive less than three rights, however, may purchase one share at the subscription price. Record date stockholders may request additional shares under the over-subscription privilege.

OFFERING FEES AND EXPENSES      The Fund has agreed to pay the Dealer Manager a
                                fee for its financial advisory and marketing services equal to 3.75% of the aggregate subscription price for each share issued pursuant to the offer. The Dealer Manager will reallow a part of its fees to other broker-dealers which have assisted in soliciting the exercise of rights as described in this Prospectus. Other offering expenses incurred by the Fund are estimated at $500,000, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the offer.

FOREIGN RESTRICTIONS            The Fund will not mail Subscription Certificates
                                to record date stockholders whose record addresses are outside the United States. Foreign record date stockholders or their nominees will receive written notice of the offer. Their rights will be held by The Bank of New York, the Subscription Agent, until instructions are received to exercise the rights. If no instructions are received prior to or on the expiration date, the rights will expire.

USE OF PROCEEDS                 Based on the estimated subscription price of
                                $41.80 per share, the estimated net proceeds of the offer are approximately $33,520,602. This amount assumes that all 845,600 shares offered in the primary subscription are sold and that the offering expenses are $500,000. If, as described above, the Fund increases the number of shares subject to subscription by 25% in order to satisfy over-subscription requests, the additional net proceeds will be approximately $8,505,150.

                                The Fund's investment adviser anticipates that, under current market conditions, the Fund will take up to 30 days to invest or employ the offer proceeds consistent with the Fund's investment objective and policies. This process will not take longer than three months. Until invested, the proceeds of the offer will be held in U.S. Government securities and other high-quality, short-term money market instruments. These temporary investments will not be consistent with the Fund's objective of long-term growth of capital through all market conditions.

INFORMATION AGENT               Please direct all questions or inquiries
                                relating to the offer to the Fund's Information
                                Agent at:

                                     Shareholder Communications Corporation
                                     17 State Street
                                     New York, New York 10004
                                     Toll Free: (800) 645-8640
                                     Brokers and banks please call (212)
                                     805-7113

                                Stockholders may also contact their brokers or nominees for information with respect to the offer.

INFORMATION REGARDING THE
  FUND The Fund has been a non-diversified, closed-end management investment company since its initial public offering in 1994. The Fund's investment objective is long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a "Core Portfolio" of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. In the Adviser's view, high-quality companies are larger capitalization companies (companies with market capitalizations generally expected to exceed $5 billion) that possess, among other things, relatively long operating histories, strong management, superior industry positions and excellent balance sheets. The Fund will seek to take advantage of what the Adviser believes are opportunities presented by unwarranted fluctuations in the prices of securities, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. To take advantage of investment opportunities in both rising and declining markets, the Fund may make substantial use of options, including purchasing and writing call and put options, and may engage in short selling and use certain other investment practices, including futures and forward contracts, and leverage.

                                The Fund's Core Portfolio, which will constitute at least the majority of, and at times may constitute substantially all of, its total assets, will normally consist of the equity securities of the approximately 25 companies that are most highly regarded by Alliance's Large Cap Growth Group. These Core Portfolio companies will be predominantly U.S. companies. The balance of the portion of the Fund's portfolio that is invested in equity securities will be invested in equity securities of other U.S. and non-U.S. companies that the Adviser considers to have exceptional growth potential.

                                Normally, about 40-60 companies will be
                                represented in the Fund's portfolio. The Fund thus differs from more typical equity investment companies because it invests most of its assets in a relatively small number of intensively researched companies. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies. Equity securities of non-U.S. companies will be selected by the Adviser for investment by the Fund on the basis of the same growth potential and other characteristics as equity securities of U.S. companies.

                                The Fund has implemented a quarterly
                                distribution policy pursuant to which it makes quarterly distributions of 2.5% of the Fund's NAV as of the beginning of each of the first three calendar quarters each year and of at least 2.5% of the Fund's NAV as of the beginning of the fourth calendar quarter. If distributions for any quarter exceed the Fund's net investment income and net realized short-term capital gains, the difference would be treated as distributions of the Fund's net realized long-term capital gains and, to the extent of the amount of any distributions in excess of such gains, as a return of the stockholder's capital.

INFORMATION REGARDING THE
  ADVISER The Fund's investment adviser is Alliance Capital Management L.P., a leading international investment adviser managing client accounts with assets as of March 31, 1999 totaling more than $301 billion (of which approximately $127 billion represented assets of investment companies). As of March 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 30 of the nation's Fortune 100 companies), for public employee retirement funds in 32 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies, with more than 119 separate portfolios, managed by the Adviser currently have over 4 million shareholder accounts.

                                The persons primarily responsible for the day-to-day management of the Fund are Alfred Harrison, Vice Chairman of Alliance Capital Management Corporation, the Adviser's general partner, and Michael J. Reilly,

                                Senior Vice President of Alliance Capital
                                Management Corporation. Both Messrs. Harrison and Reilly are members of Alliance's Large Cap Growth Group and have been associated with Alliance since prior to 1994.

RISK FACTORS AND SPECIAL
  CONSIDERATIONS                You should consider the following factors, as
                                well as the other information in this
                                Prospectus, before making an investment in the Fund under this offer.

                                The offer will result in dilution. Upon completion of the offer, stockholders who do not fully exercise their rights will own a smaller proportional interest in the Fund than would be the case if the offer had not been made. Furthermore the subscription price per share for the offer will be lower than the Fund's NAV. Any rights offering priced at a discount to the Fund's NAV and involving payment of expenses by the Fund entails some dilution in the NAV. Dilution is the decrease in NAV that results from the Fund's issuance of new shares at a discount to NAV when the rights are exercised and from the Fund's payment of the expenses of the offer. The offer will result in a dilution of NAV for all stockholders, which will disproportionately affect stockholders who do not exercise their rights. In addition, there also may be substantial dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. Although it is not possible to state precisely the amount of the decrease in NAV because it is not known at the date of this Prospectus how many shares will be subscribed for, or what the subscription price will be, the dilution might be substantial.

                                Principal risks. In this Summary, we describe the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time. This Prospectus has additional descriptions of investments that appear in bold type in the discussions under "Certain Investment Practices" or "Risk Factors and Special Considerations." These sections also include more information about the Fund, its investments and related risks.

                                Other important things for you to note:

                                     You may lose money by investing in the
                                     Fund.

                                     An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate. Because the Fund uses derivatives strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market declines. The Fund is "non-diversified," which means that it invests in a smaller number of securities than many other equity funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV. The Fund's investments in foreign securities have foreign risk, which is the risk that investments in issuers located in foreign countries may have greater price volatility and less liquidity. Foreign risk includes currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments.

                                The Fund's shares may trade at a discount to NAV. Shares of closed-end management investment companies frequently trade at a discount from their NAV (the market price per share is less than the value per share of the net assets). This characteristic is a risk separate and distinct from the risk that the Fund's NAV will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict whether its shares will trade at, above or below NAV in the future.

                                There is no guarantee that the Fund will be able to maintain its current level of dividends and distributions. Based on information provided by the Adviser, the Board of Directors believes that the offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future. There can be no assurance, however, that the Fund will be able to maintain its current level of dividends per share, and the Board of Directors may, at its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions.

                              EXPENSE INFORMATION

                                   FEE TABLE

     THE FOLLOWING TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THIS OFFER WILL BEAR, DIRECTLY OR INDIRECTLY.

SHAREHOLDER TRANSACTION EXPENSES
    Sales Load (as a percentage of subscription price paid
      directly from your investment)*.......................  3.75%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
  TO COMMON SHARES)**
    Management Fees***......................................  1.73%
    Administration Fees****.................................  0.25%
    Other Expenses*****.....................................  0.33%
         Total Annual Expenses..............................  2.31%

-------------------------
    * The Fund has agreed to pay PaineWebber Incorporated, the Dealer Manager, a fee for its financial advisory and marketing services equal to 3.75% of the aggregate subscription price for each share issued pursuant to the offer. The Dealer Manager will reallow to other broker-dealers solicitation fees equal to 2.50% of the subscription price per share for each share issued pursuant to the offer as a result of their soliciting efforts. Other offering expenses to be incurred by the Fund are estimated at $500,000, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the offer. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's stockholders, including those stockholders who do not exercise their rights.

   ** Amounts are estimated for the Fund's current fiscal year after giving effect to anticipated net proceeds of the offer assuming that all of the rights are exercised, that the maximum number of over-subscription shares are issued and that the Fund incurs estimated offering expenses of $500,000.

  *** The Adviser receives a monthly basic fee at an annualized rate of 1.50% of the Fund's average net assets and an adjustment to the basic fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth(R) Index for certain prescribed periods. The adjustment can cause the Adviser's management fee to range from 1.20% to 1.80% of the Fund's average net assets.

 **** Alliance also receives a monthly fee at the annual rate of 0.25% of the Fund's average weekly net assets for acting as the Fund's Administrator.

***** Includes interest paid by the Fund in connection with short sales.

EXAMPLE

     The following Example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund through this offering. The amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
An investor would directly or indirectly pay the
  following expenses on a $1,000 investment in the
  Fund, assuming a 5% annual return throughout the
  relevant period and reinvestment of all dividends
  and other distributions at NAV:..................   $60      $107      $156       $292

     The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

     The Example set forth above assumes reinvestment of all dividends and other distributions at NAV, payment of a 3.75% sales load and annual expense ratio of 2.31%. The table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all management investment companies. Your annual return may be more or less than the 5% used in this Example. In addition, while the Example assumes reinvestment of all dividends and other distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain specified information for a share outstanding throughout each period presented. Except for the period from October 1, 1998 through March 31, 1999, the financial highlights for each period presented have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's September 30, 1998 Annual Report and is incorporated into this Prospectus by reference. The financial highlights should be read in conjunction with the financial statements and notes thereto, which are set forth in this Prospectus and are included in the Fund's September 30, 1998 Annual Report and March 31, 1999 Semi-Annual Report, each of which is available without charge by calling the Fund at (212) 969-2232 or by contacting the Fund at 1345 Avenue of the Americas, New York, New York 10105.

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       YEAR ENDED               NOVEMBER 4,
                                                 SIX                  SEPTEMBER 30,             1994 (A) TO
                                             MONTHS ENDED     -----------------------------    SEPTEMBER 30,
                                            MARCH 31, 1999     1998       1997       1996          1995
                                            --------------    -------    -------    -------    -------------
                                             (UNAUDITED)
Net asset value, beginning of period......     $  32.52       $ 33.72    $ 22.19    $ 23.78       $ 19.70(b)
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.......................         (.41)         (.77)      (.58)      (.48)         (.09)
Net realized and unrealized gain on
  investment transactions.................        16.86          4.73      14.40       1.86          5.65
Net increase in net asset value from
  operations..............................        16.45          3.96      13.82       1.38          5.56
LESS: DISTRIBUTIONS
Distributions from net realized gains.....        (1.88)        (5.16)     (2.29)     (2.97)        (1.48)
Net asset value, end of period............     $  47.09       $ 32.52    $ 33.72    $ 22.19       $ 23.78
Market value, end of period...............     $ 48,875       $36,875    $31,188    $ 19.00       $ 19.50
TOTAL RETURN
Total investment return based on: (c)
Market value..............................        37.89%        37.40%     79.27%     13.26%         5.46%
Net asset value...........................        50.77%        12.49%     65.66%      8.10%        28.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's
  omitted)................................     $118,471       $81,552    $84,477    $55,582       $59,561
Ratio of expenses to average net assets...         2.47%(d)      2.57%      2.48%      2.87%         2.00%(d)
Ratio of expenses to average net assets
  excluding interest expense..............         2.47%(d)      2.52%(e)    2.43%(e)    2.62%(e)       2.00%(d)
Ratio of net investment loss to average
  net assets..............................        (2.02)%(d)    (2.18)%    (2.07)%    (2.11)%        (.48)%(d)
Portfolio turnover rate...................           59%           96%       105%       199%          140%

-------------------------
(a) Commencement of operations.

(b) Net of offering costs of $0.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market price in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d) Annualized.

(e) Net of interest expense of 0.05%, 0.05% and 0.25%, respectively, on short sales.

                         CAPITALIZATION AT JUNE 1, 1999

         (1)               (2)                                    (4)
                                             (3)                 AMOUNT
                                      AMOUNT OUTSTANDING      OUTSTANDING
                         AMOUNT      HELD BY FUND FOR ITS     EXCLUSIVE OF
TITLE OF CLASS         AUTHORIZED        OWN ACCOUNT        AMOUNT UNDER (3)
--------------         -----------   --------------------   ----------------
Common stock, $0.01
  par value..........  300,000,000             0               2,515,754

                          TRADING AND NAV INFORMATION

     In the past, the Fund's shares have traded both at a premium and at a discount in relation to NAV. The Fund's shares recently have been trading at times at a discount and at times at a premium to NAV. As discussed above, shares of closed-end investment companies frequently trade at a discount from NAV.

     The shares are listed and traded on the NYSE under the ticker symbol "AMO." The rights will not be admitted for trading on the NYSE or any other stock exchange. The following table shows the high and low sales prices of the Fund's shares on the NYSE, the high and low NAV per share, and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during its two most recent fiscal years and since the beginning of the current fiscal year.

                                                                      PREMIUM/
                                   MARKET                           (DISCOUNT) TO
                                   PRICE*             NAV                NAV
                                 -----------    ---------------   -----------------
QUARTER ENDED                    HIGH    LOW     HIGH     LOW      HIGH       LOW
-------------                    ----    ---    ------   ------   ------     ------
December 31, 1996..............  $21 1/4 $19    $25.75   $22.80   (14.27)%   (19.49)%
March 31, 1997.................   23 3/8 20 3/4  27.94    24.49   (14.06)    (19.07)
June 30, 1997..................   28 3/8 20 1/4  31.02    24.28    (5.81)    (20.32)
September 30, 1997.............   31 5/8 27 3/4  34.76    31.32    (7.21)    (13.57)
December 31, 1997..............   33 3/8 28 11/16  35.37  29.42     0.19      (9.64)
March 31, 1998.................   37 5/8 28 1/2  37.30    29.13     2.29      (7.05)
June 30, 1998..................   41 13/16 35 11/16  39.88  35.91   5.05      (2.26)
September 30, 1998.............   47 7/16 34 3/8  43.87   31.71    12.77       2.15
December 31, 1998..............   43 5/16 28 7/16  42.99  27.32    15.35      (1.36)
March 31, 1999.................   49 7/8 44      48.43    42.55     6.59       0.59

-------------------------
* Source: NYSE

     The Fund's NAV at the close of business on April 14, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the announcement of the offer) and on June 18, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus) was $48.45 and $47.28, respectively. The last reported sales price of the Fund's shares on the NYSE on those dates was $49.25 and $44.00, respectively.

                                    THE FUND

     The Fund was organized as a corporation under the laws of Maryland on August 16, 1994 and has registered with the Securities and Exchange Commission, or the SEC, under the Investment Company Act of 1940, as amended, known as the 1940 Act, as an investment company. The Fund's principal office is located at 1345 Avenue of the Americas, New

York, NY 10105. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended.

     The Fund is a closed-end management investment company. These companies differ from open-end management investment companies or mutual funds because closed-end investment companies have a fixed capital base and do not redeem shares at NAV. Many closed-end funds trade on the NYSE. Mutual funds issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. For these reasons, mutual funds are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of stockholders or to maintain cash positions to meet the possibility of redemptions and can therefore remain fully invested.

                                   THE OFFER

PURPOSES OF THE OFFER

     The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its existing stockholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities, reduce the relative significance of certain large positions in its portfolio and improve the portfolio's tax efficiency. In reaching its decision, the Board of Directors was advised by the Adviser that the availability of new assets would give the Fund additional investment flexibility to take advantage of what the Adviser believes to be attractive investment opportunities without being required to sell current portfolio positions that it desires to retain, and which, if sold, could cause the realization of significant capital gains by the Fund and its stockholders. The Board of Directors also took into account that a well-subscribed rights offering would likely reduce the Fund's expense ratio, which would be of long-term benefit to stockholders. In addition, the Board of Directors considered that this rights offering could result in an improvement in the liquidity of the trading market for the Fund's shares on the NYSE. The Board also considered that this rights offering would give record date stockholders the opportunity to purchase shares at a price below market price per share and/or NAV, and might increase the level of market interest in the Fund. The Board also considered the proposed terms of the offer, the expenses of the offer, and its dilutive effect on exercising and non-exercising record date stockholders.

     There can be no assurance that the offer will be successful or that by increasing the size of the Fund, the Fund's aggregate expenses, and correspondingly, its expense ratio will be lowered.

     The Fund may, in the future and at its discretion, choose to make additional rights offerings of shares from time to time for a number of shares and on terms that may or may not be similar to this offer. Any such future offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER

     The Fund is issuing to its stockholders of record as of the close of business on June 21, 1999, non-transferable rights entitling the holders to subscribe for an aggregate of 845,600 shares of the Fund's common stock (1,057,000 shares if the Fund increases the number of shares available by up to 25% in connection with the over-subscription privilege described below). The Fund is issuing to each record date stockholder one right for each whole share owned as of the record date. Only record date stockholders will be issued rights and will be entitled to participate in the offer. Three rights entitle the holder to subscribe for one Fund share (1-for-3). A record date stockholder's right to acquire, during the subscription period at the subscription price, one share for every three rights held is referred to in this Prospectus as the primary subscription. Record date stockholders who receive less than three rights will be entitled to purchase one share at the subscription price.

     The rights may be exercised at any time during the subscription period, which commences on June 21, 1999 and ends at 5:00 P.M., New York City time, on July 16, 1999, unless the subscription period is extended. The rights are evidenced by Subscription Certificates that will be mailed to record date stockholders, except foreign record date stockholders.

     Unsubscribed shares will be offered, by means of an over-subscription privilege, to those record date stockholders who have exercised all rights issued to them and who wish to acquire more than the number of shares they are otherwise entitled to purchase pursuant to the primary subscription. Over-subscription shares will be allotted as more fully discussed below.

     The first regular quarterly dividend to be paid on shares acquired upon exercise of rights will be the third quarterly dividend, the record date for which occurs after the issuance of the shares. The Fund's present policy is to pay dividends on the last business day, generally any day the NYSE is open, of each quarter to stockholders of record approximately 10 days prior to the payment date. It is expected that the first dividend received by stockholders with respect to shares acquired in the offer will be paid on the last business day of September, 1999.

     Fractional shares will not be issued on the exercise of fractional rights. Accordingly, shares may be purchased in the primary subscription only pursuant to the exercise of whole rights. For example, if a record date stockholder owns 100 shares, that record date stockholder will receive 100 rights; although the record date stockholder may exercise 33.33 rights that record date stockholder will only be able to purchase 33 shares, with the unexercised fractional rights expiring. However, record date stockholders holding fewer than three shares will be entitled to subscribe for one share pursuant to the primary subscription.

     There is no minimum number of rights that must be exercised in order for the offer to close.

OVER-SUBSCRIPTION PRIVILEGE

     If record date stockholders do not exercise all the rights issued to them, any shares represented by unexercised rights will be offered by means of the over-subscription privilege to the record date stockholders who have exercised all the rights issued to them and who wish to subscribe for additional shares. Only record date stockholders who exercise all the rights issued to them may indicate on the Subscription Certificate, which they or their nominees submit with respect to the exercise of the rights issued to them, how many shares they desire to purchase pursuant to the over-subscription privilege. If sufficient shares remain after completion of the primary subscription, all over-subscription requests will be honored in full. If sufficient shares are not available after completion of the primary subscription to honor all over-subscription requests, the Fund may determine after the expiration of the offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the shares available pursuant to the offer (up to an additional 211,400 shares) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional shares, and to the extent shares are not available to honor all over-subscription requests, the available shares will be allocated among those who over-subscribe so that the number of shares issued to participating record date stockholders will generally be in proportion to the number of shares owned by such stockholders on the record date. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscription is distributed on a pro rata basis.

     Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of rights with the Subscription Certificates.

     The Fund will not offer or sell any shares that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

SUBSCRIPTION PRICE

     The subscription price for each share to be issued pursuant to the offer will be 95% of the lower of (1) the average of the last reported sales price of a Fund share on the NYSE for the five trading days ending with the day the offer expires and (2) the NAV as of the close of trading on the NYSE on that day. For example, if the average of the last reported sales price per share on the NYSE on the expiration date and on the four preceding business days is $44.00, and the closing NAV per share on the expiration date is $47.28, the subscription price will be $41.80 (95% of $44.00). If, however, the average of the last reported sales price per share on the NYSE on the expiration date and on the four preceding business days is $44.00, and the closing NAV per share on the expiration date is $40.00, the subscription price will be $38.00 (95% of $40.00).

     The Fund announced the offer on April 15, 1999. The Fund's NAV at the close of business on April 14, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the announcement) and on June 18, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus) was $48.45 and $47.28, respectively. The last reported sales price of the Fund's shares on these dates was $49.25 and $44.00, respectively.

NON-TRANSFERABILITY OF RIGHTS

     The rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the offer expires. The rights will not be listed for trading on the NYSE or any other securities exchange. However, the shares to be issued pursuant to the offer will be listed for trading on the NYSE, subject to notice of issuance.

EXPIRATION OF THE OFFER

     The offer will expire at 5:00 P.M., New York City time, on July 16, 1999, unless the offer is extended. The rights will expire on the expiration date. Because the offer expires and the shares will be priced on the same date, record date stockholders who decide to acquire shares in the primary subscription or pursuant to the over-subscription privilege will not know the subscription price of the shares when they make their decision. Any extension of the offer will be followed as promptly as practicable by an announcement of that fact. The announcement will be issued no later than 9:00 A.M., New York City time, on the next business day following the expiration date. The Fund may make any announcement regarding the extension of the offer by a release to the Dow Jones News Service or other means as the Fund deems appropriate.

SUBSCRIPTION AGENT

     The Subscription Agent is The Bank of New York. The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $15,000, plus reimbursement for its out-of-pocket expenses related to the offer estimated to be approximately $10,000. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the shares. Questions regarding the Subscription Certificates should be directed to (800) 507-9357 (toll free); stockholders may also consult their brokers or nominees.

     Completed Subscription Certificates must be sent together with proper payment of the subscription price for all shares subscribed for in the primary subscription and pursuant to the over-subscription privilege (for record date stockholders) to the Subscription Agent by one of the methods described below.

     Alternatively, Notice of Guaranteed Delivery may be sent by facsimile to
(212) 815-9357 to be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the expiration date. Facsimiles should be confirmed by telephone at (800) 507-9357. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., New York City time, on the expiration date or by the close of business on the third business day after the expiration date following timely receipt of a Notice of Guaranteed Delivery.

BY FIRST CLASS MAIL:                         BY HAND OR OVERNIGHT COURIER:
--------------------                         -----------------------------
The Bank of New York                     The Bank of New York
Church Street Station                    101 Barclay Street
P.O. Box 11248                           Receive & Deliver Window
New York, NY 10286-1248                  New York, NY 10286

             DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES
                LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS

     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to record date stockholders or, if a record date stockholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the shares at the estimated subscription price by the expiration date. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Because fractional shares will not be issued, record date stockholders who have remaining, after exercising rights, less than three rights, will be unable to purchase a share upon the exercise of these remaining rights. These remaining rights will expire without residual value and stockholders will not be entitled to receive any cash in lieu thereof. For example, if a record date stockholder owns 301 shares, that record date stockholder will receive 301 rights, but may only exercise 300 rights for the purchase of 100 shares, with the unexercised remaining rights expiring. However, record date stockholders who receive fewer than three shares will be entitled to subscribe for one share at the subscription price pursuant to the primary subscription. Record date stockholders who fully exercise their rights may request additional rights pursuant to the over-subscription privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the expiration date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").

     Stockholders Who are Record Owners. To exercise their rights, record date stockholders may choose between either option to exercise their rights set forth under "Payment for Shares" below. If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the expiration date.

     Stockholders Whose Shares are Held By a Nominee. Record date stockholders whose shares are held by a nominee such as a bank, broker or trustee must contact that nominee to exercise their rights. In that case, the nominee will complete the Subscription Certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

     Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "Payment for Shares" below.

INFORMATION AGENT

     Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

                     Shareholder Communications Corporation
                                17 State Street
                               New York, NY 10004
                           Toll Free: (800) 645-8640
                 Brokers and banks, please call: (212) 805-7113

     Record date stockholders may also contact their brokers or nominees for information with respect to the offer. The Information Agent will receive a fee estimated to be $7,500, plus reimbursement for its out-of-pocket expenses related to the offer, estimated to be a maximum of $17,500.

PAYMENT FOR SHARES

     Record date stockholders who wish to acquire shares in the primary subscription and pursuant to the over-subscription privilege may choose between the following methods of payment:

     (1) A record date stockholder may send the Subscription Certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent. Payment should be calculated on the basis of the estimated subscription price of $41.80 per share for all shares subscribed. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 P.M., New York City time, on the expiration date. The

         Subscription Agent will deposit all checks and money orders received by it for the purchase of shares into a segregated interest-bearing account (the interest from which will inure to the benefit of the Fund) pending proration and distribution of shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO "ALLIANCE ALL-MARKET ADVANTAGE FUND" AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH PAYMENT TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, STOCKHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     (2) Alternatively, a bank, a trust company or a NYSE member subscription will be accepted by the Subscription Agent if, prior to 5:00 P.M., New York City time, on the expiration date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a bank, a trust company or a NYSE member, guaranteeing delivery of (i) payment of the estimated subscription price of $41.80 per share for the shares subscribed for in the primary subscription and any additional shares requested pursuant to the over-subscription privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the shares is received by the Subscription Agent by the close of business on the third business day after the expiration date (July 21, 1999, unless the offer is extended).

     Within eight business days after the expiration date, (July 28, 1999, unless the offer is extended), the confirmation date, a confirmation will be sent by the Subscription Agent to each subscribing record date stockholder (or, if the stockholder's shares are held by Cede or any other depository or nominee on such record date stockholder's behalf, to Cede or such depository or nominee), showing (i) the number of shares acquired in the primary subscription,
(ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the subscription price per share and total purchase price of the shares, and (iv) any additional amount payable by such record date stockholder to the Fund or any excess to be refunded by the Fund to such stockholder, in each case based on the subscription price. If any record date stockholder exercises his or her right to acquire shares pursuant to the over-subscription privilege, any such excess payment that would otherwise be refunded to the record date stockholder will be applied by the Fund toward payment for shares acquired pursuant to the exercise of the over-subscription privilege. Any additional payment required from a record date stockholder must be received by the subscription agent within ten business days after the confirmation date (August 11, 1999, unless the offer is extended). Any excess payment to be refunded by the Fund to a record date stockholder will be mailed by the Subscription Agent to such record date stockholder as promptly as possible. All payments by a record date stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "ALLIANCE ALL-MARKET ADVANTAGE FUND."

     The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the shares.

     Whichever of the two methods described above is used, issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     If a record date stockholder who acquires shares pursuant to the primary subscription or the over-subscription privilege does not make payment of any additional amounts due by the tenth business day after the confirmation date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for shares to other record date stockholders,
(ii) apply any payment actually received toward the purchase of the greatest whole number of shares that could be acquired by such record date stockholder upon the exercise of the primary subscription and/or over-subscription privilege, and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled.

     THE METHOD OF DELIVERY TO THE FUND OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

DELIVERY OF SHARE CERTIFICATES

     Certificates representing shares acquired in the primary subscription will be mailed promptly after the expiration of the offer once full payment for such shares has been received and cleared. Certificates representing shares acquired pursuant to the over-subscription privilege will be mailed as soon as practicable after full payment for such shares has been received and cleared and all allocations have been completed. Participants in the Dividend Reinvestment Plan will have any shares acquired in the primary subscription and pursuant to the over-subscription privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Dividend Reinvestment Plan wishing to exercise rights issued with respect to the shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth above. Record date stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any shares acquired in the primary subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated, and certificates representing such shares will be sent directly to Cede or such other depository or nominee. Share certificates will not be issued for shares credited to Dividend Reinvestment Plan accounts.

FOREIGN RESTRICTIONS

     Subscription Certificates will not be mailed to record date stockholders whose record addresses are outside the United States. Foreign record date stockholders or their nominees will receive written notice of the offer. The rights issued to foreign record date stockholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the rights. Rights issued to foreign record date stockholders will expire unexercised if instructions are not submitted to the Subscription Agent prior to or on the expiration date.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The following is a general summary of the material federal income tax consequences of the offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended, referred to below as the Code, and the regulations thereunder as now in effect that are generally applicable to record date stockholders that are United States persons within the meaning of the Code, and does not cover foreign, state or local taxes. The Code and regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising rights holders should consult their tax advisers regarding specific questions as to foreign, federal, state or local taxes.

     Stockholders will not recognize any taxable income either upon the receipt or the exercise of the rights. If the fair market value of the rights on the date of distribution is less than 15% of the fair market of the stockholder's shares of the Fund's common stock to which the rights relate and the stockholder does not make the election described below, the stockholder's basis in the rights is zero. A stockholder may, however, irrevocably elect to allocate its existing basis in the related shares between such shares and the rights based upon the relative fair market values of such shares and the rights as of the date of their issuance. The stockholder's basis in the shares would then be reduced by an amount equal to the basis allocated to the rights. This election must be made in a statement attached to the stockholder's federal income tax return for the year in which the rights are received. If the fair market value of the rights on the date of distribution is equal to at least 15% of the stockholder's shares to which they relate, the stockholder will be required to allocate its existing basis in those shares between such shares and the rights based upon the relative fair market values of such shares and the rights as of the date of their issuance. As with respect to the election described above, the stockholder's basis in the shares would then be reduced by an amount equal to the basis allocated to the rights. The basis of any shares acquired by a stockholder's exercise of its rights will be equal to the sum of the subscription price of the shares, the basis of the rights and any servicing fee charged to the stockholder by the stockholder's broker, bank or trust company. The gain or loss recognized by a stockholder upon the sale of a share acquired by the exercise of a right will be capital gain or loss (assuming the share is held as a capital asset at the time of sale). This gain or loss will be long-term capital gain or loss if the share has been held for more than one year at the time of sale. A stockholder's holding period for a share acquired upon the exercise of a right begins with the date of exercise. No loss will be realized if rights which have a tax basis expire without exercise. In such event, the basis in the unexercised rights will be added back to the stockholder's basis in the related shares.

NOTICE OF NAV DECLINE

     The Fund has undertaken to suspend the offer until it amends this Prospectus if, subsequent to June 21, 1999 (the effective date of the Fund's registration statement), the Fund's NAV declines more than 10% from its NAV as of that date. In such event, the Fund would extend the expiration date and notify record date stockholders that the NAV has declined more than 10%, that the offer is suspended and that exercising rights holders may cancel their exercise of rights.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

     Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts, collectively, retirement plans, should be aware that additions to the retirement plan (other than rollovers or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of section 415 of the Code or other qualification rules to be violated. They may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

     Retirement plans and other tax exempt entities, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under section 511 of the Code.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may bear upon the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisors regarding the consequences under ERISA and the Code of their exercise of rights.

DISTRIBUTION ARRANGEMENTS

     PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the offer. The Dealer Manager is also the Fund's Shareholder Servicing Agent. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof, the Dealer Manager will provide financial advisory and marketing services in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by record date stockholders. The offer is not contingent upon any number of rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services equal to 3.75% of the aggregate subscription price for each share issued pursuant to the offer. The Dealer Manager will reallow to other broker-dealers solicitation fees equal to 2.50% of the subscription price per share for each share issued pursuant to the offer as a result of their soliciting efforts.

     In addition, the Fund has agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for its reasonable expenses incurred in connection with the offer. The Fund and the Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such agreement.

     The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity-related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the shares issued in reinvestment of dividends or other distributions or other limited circumstances.

                                USE OF PROCEEDS

     If all the rights are exercised in full at the subscription price of $41.80 per share, the net proceeds of the offer to the Fund assuming all 845,600 shares offered in the primary subscription are sold are estimated to be approximately $33,520,602, after deducting offering expenses payable by the Fund estimated at approximately $500,000. If the Fund increases the number of shares subject to subscription by up to 25%, or 211,400 shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $8,505,150. The Adviser anticipates that the Fund will take up to 30 days from its receipt of the net proceeds of the offer to invest such proceeds, but in no event will any such use of proceeds take longer than three months. Pending the use of the proceeds of the offer, the proceeds will be held in U.S. Government securities and other high-quality, short-term money market instruments. These temporary investments will not be consistent with the Fund's objective of long-term growth of capital through all market conditions.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE AND STRATEGY

     The Fund's investment objective is to provide long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a "Core Portfolio" of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. In the Adviser's view, high-quality companies are larger capitalization companies (companies with market capitalizations generally expected to exceed $5 billion) that possess, among other things, relatively long operating histories, strong management, superior industry positions and excellent balance sheets. The term "high quality" does not reflect ratings from any rating agency. The Fund will seek to take advantage of what the Adviser believes are opportunities presented by unwarranted fluctuations in the prices of securities, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. To take advantage of investment opportunities in both rising and declining markets, the Fund may make substantial use of options, including purchasing and writing call and put options, and may engage in short selling and may use certain other investment practices, including futures and forward contracts, and leverage.

     The Fund's Core Portfolio, which will constitute at least the majority of, and at times may constitute substantially all of, its total assets, will normally consist of the equity securities of the approximately 25 companies that are most highly regarded by Alliance's Large Cap Growth Group. These Core Portfolio companies will be predominantly U.S. companies. The balance of the portion of the Fund's portfolio that is invested in equity securities will be invested in equity securities of other U.S. and non-U.S. companies that the Adviser considers to have exceptional growth potential.

     Normally, about 40-60 companies will be represented in the Fund's portfolio. The Fund thus differs from more typical equity investment companies because it invests most of its assets in a relatively small number of intensively researched companies. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies. The Fund defines non-U.S. companies to be entities (i) that are organized under the laws of a country other than the United States and have their principal office in a country other than the United States, or

(ii) the equity securities of which are traded principally in securities markets outside the United States. Equity securities of non-U.S. companies will be selected by the Adviser for investment by the Fund on the basis of the same growth potential and other characteristics as equity securities of U.S. companies. The Fund may invest up to 5% of its total assets in illiquid securities.

     Alfred Harrison, Vice Chairman of Alliance Capital Management Corporation, the general partner of Alliance, and Michael J. Reilly, Senior Vice President of Alliance Capital Management Corporation, make day-to-day investment decisions for the Fund. Both Messrs. Harrison and Reilly are members of Alliance's Large Cap Growth Group. Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff generally follows a primary research universe of approximately 600 companies that are considered by the Adviser to have strong management, superior industry positions, excellent balance sheets, and the ability to demonstrate superior earnings growth. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies it follows, an in-depth understanding of the products, services, markets, and competition of these companies, and a good knowledge of most of these companies' managements.

     The Adviser's analysts prepare their own earnings estimates and financial models for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the relative attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry, and economic fundamentals. The Adviser's research emphasizes identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

     The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are continually added to and deleted from the Alliance 100 as fundamentals and valuations change. Alliance's Large Cap Growth Group, in turn, further refines, on a weekly basis, the selection process for the Fund, with each portfolio manager in the Group selecting the 25 such companies which appear to the manager most attractive at current prices. These individual ratings are then aggregated and ranked to produce a composite list of the approximately 25 most highly regarded stocks, the Favored 25. As noted above, the Fund's Core Portfolio will be invested in the Favored 25 and will constitute at least the majority of, and at times may constitute substantially all of, the Fund's total assets.

     In the management of the Fund's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. The Fund will strive to capitalize on unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in favored stocks, the Fund will tend to become somewhat more aggressive, gradually reducing the number of companies represented in the Fund's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Fund's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

     The Fund's investment objective and its policy of investing, under normal circumstances, at least 65% of the value of its total assets in the equity securities of companies that, in the Adviser's opinion, are likely to achieve superior earnings growth are fundamental and cannot be changed without the approval of the Fund's stockholders. The Fund's investment policies that are not designated as fundamental policies may be changed by the Fund without stockholder approval, but the Fund will not change its investment policies without contemporaneous notice to its stockholders. The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. As with all investment companies, there can be no assurance that the Fund's investment objective will be achieved.

The Fund also may:

     - engage in short sales of securities with respect to up to 30% of its total assets;

     - invest up to 20% of its total assets in convertible securities of companies whose common stocks are eligible for purchase by the Fund;

     - invest up to 5% of its total assets in rights or warrants with respect to equity securities deemed appropriate for inclusion in the Fund's portfolio;

     - write covered put and call options and purchase put and call options on securities of the type in which the Fund may invest, on U.S. and foreign securities exchanges and over the counter, including options on market indices, and write uncovered options for cross hedging purposes;

     - enter into contracts for the purchase and sale for future delivery of common stocks and purchase and write put and call options on such futures contracts;

     - enter into contracts for the purchase and sale for the future delivery of foreign currencies or contracts based on financial indices, including any index of U.S. Government securities or securities issued by foreign government entities and write put and call options on such futures contracts;

     - purchase and sell stock index futures for hedging purposes against movements in the equity markets;

     - purchase and write put and call options on foreign currencies;

     - purchase or sell forward foreign currency exchange contracts;

     - enter into forward commitments for the purchase or sale of securities up to 30% of its total assets;

     - enter into reverse repurchase agreements and dollar rolls;

     - enter into standby commitment agreements;

     - enter into currency swaps for hedging purposes;

     - make secured loans of its securities of up to 30% of its total assets;
       and

     - enter into repurchase agreements.

     There can be no assurance that at any given time the Fund will engage in any of these practices even if they are available or, if the Fund does utilize a particular practice, that its use will achieve the desired result.

     Because the Fund is non-diversified and invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund's NAV. In addition, because the Fund may borrow money or leverage its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may create leverage by using reverse repurchase agreements, derivatives or by borrowing money. The Fund has, at times, made substantial use of its ability to leverage its portfolio through borrowing money and engaging in short sales.

CERTAIN INVESTMENT PRACTICES

     The Fund may engage in the following investment practices:

     Convertible Securities. The Fund may invest up to 20% of its total assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying common stock, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock.

     The Fund will not invest in convertible debt securities rated below Baa by Moody's and BBB by S&P, or, if not rated, determined by Alliance to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, and comparable unrated securities as determined by Alliance are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund will not retain a convertible debt security that is downgraded below Baa or BBB, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase by the Fund.

     Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will enter into currency swaps for hedging purposes only. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

     Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

     When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

     When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be entered into if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

     The Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves.

     Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk of adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

     The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it does not enter into forward contracts.

     The Fund's custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

     Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

     The Fund will purchase options on futures contracts written or purchased that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

     The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of its total assets.

     The Fund's custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

     Illiquid Securities. The Fund may invest up to 5% of its total assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. To the extent permitted by applicable law, securities that may be resold pursuant to Rule 144A of the Securities Act will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Fund's Directors.

     The Fund may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

     Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or of the Adviser.

     Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written or is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

     A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund will only write "covered" put and call options unless such options are for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

     In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

     If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" in such securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry

System of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or be prevented from, selling the collateral for its benefit.

     Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

     Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The Fund will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

     Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors.

     If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

     Short Sales. The Fund will utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. In identifying short selling opportunities, Alliance's

Large Cap Growth Group will use the fundamental analysis and investment research strategy described above to identify a small group of companies that it believes may decline in price as a result of fundamental or market developments. The Fund is permitted to engage in short sales of its securities with respect to up to 30% of its total assets.

     A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

     In order to defer realization of gain or loss for U.S. federal income tax purposes, the Fund may also make short sales "against the box". In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

     Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of making the commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There is no guarantee that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

     Stock Index Futures. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

     Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures contracts with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying security, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

     Future Developments. The Fund may, following written notice to its stockholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

     Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

     Portfolio Turnover. The portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its stockholders. High portfolio turnover also may result in realization of substantial net short-term capital gains, which, when distributed, are taxable to stockholders.

INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its stockholders. The percentage limitations set forth below, as well as those described elsewhere in this Prospectus, apply only at the time an investment is made or other relevant action is taken by the Fund.

     The Fund may not:

     1. Purchase more than 10% of the outstanding voting securities of any one issuer;

     2. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities;

     3. Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

     4. Borrow money or issue senior securities except the Fund may, in accordance with the provisions of the 1940 Act, (i) borrow from a bank or other entity in a privately arranged transaction or through reverse repurchase agreements or dollar rolls if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (ii) borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

     5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     6. Invest in companies for the purpose of exercising control; or

     7. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Fund may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investment in the Fund is subject to a number of risks and special considerations, including the following:

MARKET RISK

     This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

DILUTION

     Upon completion of the offer, stockholders who do not fully exercise their rights will own a smaller proportional interest in the Fund than would be the case if the offer had not been made. The subscription price per share is 95% of the lower of (1) the average of the last reported sales price of a Fund share on the NYSE for the five trading days ending with the day the offer expires and (2) the NAV as of the close of trading on the NYSE on that date. The subscription price is lower than the Fund's NAV. Any rights offering priced at a discount to the Fund's NAV entails some dilution in the NAV. Dilution is the decrease in NAV that results from the Fund's issuance of new shares at a discount to NAV when the rights are exercised and from the Fund's payment of the expenses of the offer. The offer will result in a dilution of NAV for all Fund stockholders, which will disproportionately affect stockholders who do not exercise their rights. In addition, there also may be substantial dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. Although it is not possible to state precisely the amount of the decrease in NAV because it is not known at the date of this Prospectus how many shares will be subscribed for, or what the subscription price will be, the dilution could be substantial. For example, assuming all the rights are exercised at the estimated subscription price of $41.80 which is 95% of the Fund's market price as of June 18, 1999, the Fund issues an additional 25% of shares to satisfy over-subscription requests and assuming the deduction of all expenses related to the issuance of the shares, the Fund's NAV per share would be reduced by approximately $2.22 per share or 4.70%. This dilution of NAV will disproportionately affect stockholders who do not exercise their rights.

FOREIGN SECURITIES

     Alliance will select investments of non-U.S. companies on the basis of the same growth potential and other characteristics as investments in U.S. companies. Investment in equity securities of non-U.S. companies, however, involves special considerations not generally associated with a portfolio invested only in equity securities of U.S. companies. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, stockholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws. The Fund is also subject to currency risk which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments.

MANAGEMENT RISK

     The Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

DERIVATIVE AND LEVERAGE RISK

     The Fund may, when Alliance believes that market conditions are appropriate, utilize the market technique of borrowing in order to take full advantage of available investment opportunities. The Fund also may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures and forwards to increase its exposure to certain selected securities. The Fund may, although it has no present intention of doing so, borrow money from a bank or other entity in a privately arranged transaction to increase the money available to the Fund to invest in securities when the Fund believes that the return from the securities financed will be greater than the interest expense paid on the borrowing. The Fund also may borrow to finance repurchases of or tender offers for its shares when the Fund deems it desirable in order to avoid the untimely disposition of portfolio securities. Such borrowings involve additional risk to the Fund, since the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. Alliance employs these trading techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines.

     The 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, the Fund may not make any cash distributions to its stockholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). This limitation on the Fund's ability to make distributions could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a "regulated investment company."

     Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share and the NAV of the Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share and NAV of the Fund's shares will be less than would otherwise be the case. This is the speculative factor known as leverage.

     Borrowing is a form of leverage and as such will pose certain risks for the Fund's stockholders, including the possibility of higher volatility of both the NAV and market value of the Fund's shares. There can be no assurance that the Fund will be able to realize a higher net return on its investment portfolio than the then current interest rate on any borrowing. Any decline in the value of the Fund's assets will be borne entirely by stockholders in the form of reductions in the Fund's NAV, and any requirement that the Fund sell assets at a loss in order to repay any borrowing or for other reasons would make it more difficult for the NAV to recover. Accordingly, the effect of leverage in a declining market may result in a greater decline in the NAV of the Fund's share than if the Fund were not leveraged, which may be reflected in a greater decline in the market price of the Fund's shares.

ANTI-TAKEOVER PROVISIONS OF THE FUND'S ARTICLES OF INCORPORATION AND BY-LAWS MAY LIMIT CERTAIN THIRD-PARTY ACTIONS.

     The Fund's Articles of Incorporation and By-Laws referred to in this Prospectus as the charter documents, contain certain "anti-takeover" provisions that limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Board or the Fund's stockholders to amend the charter documents or to effect changes in the Fund's management. These provisions also may dissuade third parties from making offers to purchase shares at a premium over market price.

DISCOUNT FROM NAV

     Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund's NAV will decrease. In some cases, shares of closed-end funds may trade at a premium to NAV. The Fund's shares have traded in the market above, at, and below NAV since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade below, at, or above NAV in the future.

     The risk of purchasing shares of a closed-end management investment company that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

     An alternative investment option to the Fund is the Alliance Select Investor Series, Premier Portfolio, a portfolio of an open-end management investment company with substantially the same investment objective and policies as the Fund. Because the Premier Portfolio is a portfolio of an open-end investment company, you may invest in it at the Premier Portfolio's NAV without the risk of the shares trading at a discount to the Premier Portfolio's NAV. An investment in the Premier Portfolio may be redeemed at any time at the Premier Portfolio's NAV. The Premier Portfolio, however, has a minimum initial investment amount of $50,000 and it is not possible to invest in the Premier Portfolio at a discount to its NAV (as is possible with respect to an investment in the Fund by subscribing for shares in this offering).

NON-DIVERSIFIED STATUS

     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

QUARTERLY DISTRIBUTIONS

     The Fund has implemented a quarterly distribution policy pursuant to which the Fund distributes quarterly each year to stockholders (i) with respect to each of the first three calendar quarters of the year, an amount equal to 2.5% of the Fund's NAV determined as of the beginning of the quarter, and (ii) with respect to the fourth calendar quarter of each year, an amount equal to at least 2.5% of the Fund's NAV as of the beginning of that quarter. If distributions for any quarter exceed the Fund's net investment income and net realized short-term capital gains, the difference would be treated as distributions of the Fund's net realized long-term capital gains and, to the extent of the amount of any distributions in excess of such gains, as a return of the stockholder's capital. The reduction of the Fund's assets by the amount of the excess will have the likely effect of increasing the Fund's expense ratio. In order to make distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not suggest that action. The Fund's final distribution for each calendar year will include any remaining undistributed net investment income and net realized short-term capital gains and long-term capital gains realized during the year, provided that if the Fund's undistributed net investment income and net realized short-term and long-term capital gains for the year exceeded the minimum required amount for the previous quarters' distributions as described above, the Fund might choose not to distribute all or a portion of such excess equal to the Fund's net realized long-term capital gains for the year.

     Based on information provided by the Adviser, the Board of Directors believes that the offer will not result in a change in the Fund's current level of dividends per share for the foreseeable future. There can be no assurance, however, that the Fund will be able to maintain its current level of dividends per share, and the Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends per share in response to market or other conditions.

YEAR 2000

     Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

     The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by June 30, 1999. The same process is being performed for non-mission critical systems and is estimated to be completed by June 30, 1999. Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 89% of non-mission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and non-mission critical systems is estimated to be completed by June 30, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. The same process is being performed for non-mission critical systems and is estimated to be completed by June 30, 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is June 30, 1999.

     There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers will not operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise, there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund, or its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct its normal business operations and to provide stockholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec 1 (1998).

                             MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

     The Fund's Adviser, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment adviser managing client accounts with assets as of March 31, 1999 totaling more than $301 billion (of which approximately $127 billion represented the assets of investment companies). As of March 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 30 of the nation's Fortune 100 companies), for public employee retirement funds in 32 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance comprising more than 119 separate investment portfolios currently have over 4 million shareholder accounts.

     The Adviser determines the composition of the Fund's portfolio, places all orders for the purchase and sale of securities and for other transactions, and oversees the settlement of the Fund's securities and other portfolio transactions. The Adviser also provides administrative services to the Fund. These include, among other things, providing officers and office space, preparing or assisting in preparing materials for stockholder and regulatory bodies and overseeing the provision to the Fund of custodial and accounting services.

     The persons primarily responsible for the day to day management of the Fund are Alfred Harrison, Vice Chairman of Alliance Capital Management Corporation and Michael J. Reilly, Senior Vice President of Alliance Capital Management Corporation. Both Messrs. Harrison and Reilly are members of Alliance's Large Cap Growth Group and, as such, have had management responsibility with respect to the Fund since its inception.

     Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA, a French insurance holding company. As of March 1, 1999, AXA and certain of its subsidiaries beneficially owned approximately 58.4% of ECI's outstanding common stock. ECI is a public company with shares traded on the New York Stock Exchange.

     AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

     For insurance regulatory purposes the shares of capital stock of ECI beneficially owned by AXA and its subsidiaries have been deposited into a voting trust which has an initial term of 10 years commencing in 1992. The trustees of the voting trust (the "Voting Trustees") have agreed to protect the legitimate economic interests of AXA, but with a view of ensuring that certain minority shareholders of AXA do not exercise control over ECI or certain of its insurance subsidiaries. As of March 1, 1999, AXA, ECI, Equitable and certain subsidiaries of Equitable were the beneficial owners of approximately 56.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("Units") in the Adviser.

     Based on information provided by AXA, on March 1, 1999, approximately 20.7% of the issued ordinary shares (representing 32.7% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 1999, 61.7% of the shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 35.4% of the shares, representing 41.5% of the voting power of Finaxa, and 22.7% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. Including the ordinary shares owned by Finaxa, on March 1, 1999, the Mutuelles AXA directly and indirectly owned approximately 23.9% of the issued ordinary shares (representing 37.6% of the voting power) of AXA. The Voting Trustees may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. By virtue of the provisions of the voting trust agreement, AXA may be deemed to have shared voting power with respect to the Units. In addition, the Mutuelles AXA, as a group, and Finaxa may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. AXA and its subsidiaries have the power to dispose or direct the disposition of all shares of the capital stock of ECI deposited in the voting trust. The Mutuelles AXA, as a group, and Finaxa may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all the Units of the Adviser beneficially owned by AXA and its subsidiaries. By reason of their relationship, AXA, the Voting Trustees, the Mutuelles AXA, Finaxa, ECI, Equitable, Equitable Holdings, L.L.C., Equitable Investment Corporation, Alliance Capital Management Corporation and Equitable Capital Management Corporation may be deemed to share the power to vote or to direct the vote and to dispose or direct the disposition of all or a portion of the Units beneficially owned by AXA and its subsidiaries.

INVESTMENT ADVISORY AGREEMENT

     The Advisory Agreement between the Fund and the Adviser provides that the Adviser furnishes investment advice and recommendations to the Fund. Under the Advisory Agreement, the Adviser receives a basic fee at an annualized rate of 1.50% of the Fund's average net assets and an adjustment to the basic fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index (the "Index") for certain prescribed periods as described below.

     The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000 Growth Index and the Russell 1000 Value(R) Index, both based on the capitalization-weighted median price-to-book of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their adjusted price-to-book ratio and their I/B/E/S forecast long-term growth mean. These rankings are converted to standardized units and combined to produce a composite value score or CVS. The securities are then ranked by their CVS, and a probability algorithm is applied to the CVS distribution to assign growth and value weights to each security. In general, securities with lower CVS are considered growth, securities with higher CVS are considered value, and securities with a CVS in the middle are considered to have both growth and value characteristics, and are weighted proportionately in the growth and value index. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 1000 Value Index, companies in the Russell 1000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Russell 1000 Growth Index reflects changes in market prices, and assumes reinvestment of investment income.

     The basic fee is a monthly fee equal to 1/12th of 1.5% (1.5% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in the applicable performance period. The performance period is a rolling 36 month period ending with the most recent calendar month. The basic fee for each such month may be increased or decreased at the rate of 1/12th of 0.05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund, measured by the percentage change in the Fund's NAV, exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Index for such performance period. The maximum increase or decrease in the basic fee for any month may not exceed 1/12th of 0.30%. Accordingly, for each month the maximum monthly fee as adjusted for performance is 1/12th of 1.80% and is payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Index by eight or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12th of 1.20% and is payable if the percentage change in the investment record of the Russell 1000 Growth Index exceeded the investment performance of the Fund by eight or more percentage points for the performance period.

     The following table illustrates the full range of permitted increases or decreases to the basic fee.

   DIFFERENCE BETWEEN
THE PERCENTAGE CHANGE IN
  NAV OF THE FUND AND
PERCENTAGE CHANGE IN THE  ADJUSTMENT
  RUSSELL 1000 GROWTH      TO 1.50%       ANNUAL FEE
         INDEX*           BASIC FEE    RATE AS ADJUSTED
------------------------  ----------   ----------------
           +8               +.30%           1.80%
           +7               +.25%           1.75%
           +6               +.20%           1.70%
           +5               +.15%           1.65%
           +4               +.10%           1.60%
           +3               +.05%           1.55%
          +/-2                  0           1.50%
           -3               -.05%           1.45%
           -4               -.10%           1.40%
           -5               -.15%           1.35%
           -6               -.20%           1.30%
           -7               -.25%           1.25%
           -8               -.30%           1.20%

-------------------------
* Measured over the performance period, which will be a rolling 36-month period ending with the most recent calendar month.

     In calculating the investment performance of the Fund and the Index, all dividends and distributions during the performance period will be treated as having been reinvested, and no effect will be given to gain or loss resulting from any issuance, sale or repurchase of the Fund's shares. Fractions of a percentage point will be rounded to the nearer whole point (to the higher point if exactly one-half).

     For the fiscal years ended September 30, 1998, September 30, 1997 and September 30, 1996, the Fund paid total advisory fees to the Adviser of $1,528,461, $1,101,452 and $879,811, respectively.

     The Adviser will benefit from the offer because the Adviser's fee is based on the average of the net assets of the Fund at the end of each month included in the applicable performance period. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the offer because it is not known how many shares will be subscribed for and because the proceeds of the offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the offer, assuming all the rights are exercised in full at the estimated subscription price of $41.80 per share, assuming the Fund issues an additional 25% of shares to satisfy over-subscription requests and after payment of the Dealer Manager and estimate of expenses the Adviser would receive additional annual advisory fees based on the basic fee of approximately $630,386 as a result of the increase in assets under management over the Fund's current assets under management.

     The Fund bears all costs of its operation other than those incurred by the Adviser under the Investment Advisory Agreement. In particular, the Fund pays: brokerage and commission expenses; federal, state, local (if any) and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund; interest charges on borrowings; the organizational and offering expenses of the Fund; fees and expenses of registering or qualifying the shares of the Fund under the appropriate federal and state securities laws; fees and expenses of listing and maintaining the listing of the Fund's shares on any securities exchange; expenses of printing and distributing reports to stockholders; costs of proxy solicitation; fees, charges and expenses of the Fund's administrator, custodian, registrar, transfer and dividend paying agent and shareholder servicing agent; compensation of directors, officers and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates; legal and auditing expenses; the cost of stock certificates representing the Fund's shares; and costs of stationery and supplies. Under the Investment Advisory Agreement, the Adviser provides the Fund with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering certain of the other affairs of the Fund. The Adviser compensates Directors of the Fund if such persons are employed by the Adviser or its affiliates.

     The Investment Advisory Agreement provides that the Adviser shall only be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Investment Advisory Agreement.

DIRECTORS AND OFFICERS

     The directors and officers of the Fund, and their addresses, ages and principal occupations for at least the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

                              POSITIONS HELD            PRINCIPAL OCCUPATIONS
NAME AND ADDRESS              WITH REGISTRANT  AGE       DURING PAST 5 YEARS
----------------              ---------------  ---      ---------------------
John D. Carifa*.............  Chairman of the  54    President and Chief
                                Board and            Operating Officer and a
                                President            Director of Alliance Capital
                                                     Management Corporation
                                                     ("ACMC"), the general
                                                     partner of the Adviser, with
                                                     which he has been associated
                                                     since prior to 1994.
Ruth Block..................  Director         68    Formerly an Executive Vice-
  P.O. Box 4623                                      President and Chief
  Stamford, Connecticut                              Insurance Officer of The
06903                                                Equitable Life Assurance
                                                     Society of the United
                                                     States. She is a Director of
                                                     Ecolab Incorporated
                                                     (specialty chemicals) and BP
                                                     Amoco Corporation (oil and
                                                     gas).

                              POSITIONS HELD            PRINCIPAL OCCUPATIONS
NAME AND ADDRESS              WITH REGISTRANT  AGE       DURING PAST 5 YEARS
----------------              ---------------  ---      ---------------------
David H. Dievler............  Director         69    Independent Consultant
  P.O. Box 167                                       Formerly a Senior Vice
  Spring Lake, New Jersey                            President of ACMC until
  07762                                              December 1994.
John H. Dobkin..............  Director         57    Formerly President of
  150 White Plains Road                              Historic Hudson Valley
  Tarrytown, New York 10591                          (historic preservation) from
                                                     1994 through May 1999.
                                                     Previously, he was Director
                                                     of the National Academy of
                                                     Design.
William H. Foulk, Jr. ......  Director         66    Investment Adviser and
  Room 1000                                          Independent Consultant. He
  2 Greenwich Plaza                                  was formerly Senior Manager
  Greenwich, Connecticut                             of Barrett Associates, Inc.,
06830                                                a registered investment
                                                     adviser, with which he had
                                                     been associated since prior
                                                     to 1994.
Dr. James M. Hester.........  Director         75    President of the Harry Frank
  25 Cleveland Lane                                  Guggenheim Foundation, with
  Princeton, New Jersey                              which he has been associated
08540                                                since prior to 1994. He was
                                                     formerly President of New
                                                     York University and The New
                                                     York Botanical Garden and
                                                     Rector of the United Nations
                                                     University.
Clifford L. Michel..........  Director         59    Member of the law firm of
  St. Bernard's Road                                 Cahill Gordon & Reindel,
  Gladstone, New Jersey                              with which he has been
07934                                                associated since prior to
                                                     1994. He is President and
                                                     Chief Executive Officer of
                                                     Wenonah Development Company
                                                     (investments) and a Director
                                                     of Placer Dome, Inc.
                                                     (mining).
Donald J. Robinson..........  Director         64    Senior Counsel of the law
  98 Hell's Peak Road                                firm of Orrick, Herrington &
  Weston, Vermont 05161                              Sutcliffe since January of
                                                     1995. He was formerly a
                                                     senior partner and member of
                                                     the Executive Committee of
                                                     that firm. He was also a
                                                     Trustee of the Museum of the
                                                     City of New York from
                                                     1977-1995.

                              POSITIONS HELD            PRINCIPAL OCCUPATIONS
NAME AND ADDRESS              WITH REGISTRANT  AGE       DURING PAST 5 YEARS
----------------              ---------------  ---      ---------------------
Robert C. White.............  Director         78    Formerly Assistant Treasurer
  30835 Rivercrossing                                of Ford Motor Company and
Bingham Farms, MI 48025                              until September 30, 1994, a
                                                     Vice President and the Chief
                                                     Financial Officer of the
                                                     Howard Hughes Medical
                                                     Institute.

OFFICERS

                              POSITIONS HELD            PRINCIPAL OCCUPATIONS
NAME AND ADDRESS              WITH REGISTRANT  AGE       DURING PAST 5 YEARS
----------------              ---------------  ---      ---------------------
John D. Carifa..............  Chairman of the  53    See biography under
                                Board and            "Directors," above.
                                President
Kathleen A. Corbet..........  Senior Vice      39    Executive Vice President of
                                President            ACMC, with which she has
                                                     been associated since prior
                                                     to 1994.
Alfred Harrison.............  Senior Vice      61    Vice Chairman of the Board
                                President            of ACMC, with which he has
                                                     been associated since prior
                                                     to 1994.
Thomas J. Bardong...........  Vice President   54    Senior Vice President of
                                                     ACMC, with which he has been
                                                     associated since prior to
                                                     1994.
John A. Koltes..............  Vice President   56    Senior Vice President of
                                                     ACMC, with which he has been
                                                     associated since prior to
                                                     1994.
Michael J. Reilly...........  Vice President   34    Senior Vice President of
                                                     ACMC, with which he has been
                                                     associated since prior to
                                                     1994.
Edmund P. Bergan, Jr........  Secretary        49    Senior Vice President and
                                                     the General Counsel of
                                                     Alliance Fund Distributors,
                                                     Inc. ("AFD") and Alliance
                                                     Fund Services, Inc. ("AFS")
                                                     and Vice President and
                                                     Assistant General Counsel of
                                                     ACMC, with which he has been
                                                     associated since prior to
                                                     1994.
Mark D. Gersten.............  Treasurer and    48    Senior Vice President of
  500 Plaza Drive               Chief                AFS, with which he has been
  Secaucus, New Jersey 07094    Financial            associated since prior to
                                Officer              1994.

                              POSITIONS HELD            PRINCIPAL OCCUPATIONS
NAME AND ADDRESS              WITH REGISTRANT  AGE       DURING PAST 5 YEARS
----------------              ---------------  ---      ---------------------
Vincent S. Noto.............  Controller       34    Vice President of AFS, with
  500 Plaza Drive                                    which he has been associated
Secaucus, New Jersey 07094                           since prior to 1994.

-------------------------
* An "interested person" of the Fund, as defined in the 1940 Act.

     The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class expires. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund, as defined in the 1940 Act.

     The table below indicates the aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended September 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the funds to which Alliance provides investment advisory services, referred to below as the Alliance Fund Complex, and the total number of funds in the Alliance Fund Complex for which each of the Directors serves as a director or trustee. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                        TOTAL NUMBER
                                                                        OF INVESTMENT
                                                                        COMPANIES IN
                                                           TOTAL        THE ALLIANCE
                                                       COMPENSATION     FUND COMPLEX,
                                                         FROM THE       INCLUDING THE
                                       AGGREGATE       ALLIANCE FUND     FUND, AS TO
                                      COMPENSATION       COMPLEX,         WHICH THE
                                     FROM THE FUND     INCLUDING THE    DIRECTOR IS A
NAME OF DIRECTOR                     FOR THE FISCAL     FUND DURING      DIRECTOR OF
OR OFFICER                             YEAR 1998           1998            TRUSTEE
----------------                     --------------    -------------    -------------
John D. Carifa.....................           0                 0            50
Ruth Block.........................      $4,376          $180,763            37
David H. Dievler...................      $4,376          $216,288            43
John H. Dobkin.....................      $4,379          $185,363            41
William H. Foulk, Jr...............      $4,373          $241,003            45
Dr. James M. Hester................      $4,379          $172,913            37
Clifford L. Michel.................      $4,379          $187,763            38
Donald J. Robinson.................      $4,376          $193,709            41
Robert C. White....................      $8,500          $ 83,000            10

HOLDINGS OF FUND SHARES

     As far as is known to the Fund, no person owned beneficially five percent or more of the outstanding shares of the Fund at June 1, 1999. The Depository Trust Company ("DTC") held of record 97.81% of the outstanding shares at June 1, 1999. As far as is known to the Fund, no person other than DTC owned of record shares of the Fund representing more than five percent of the voting power of the Fund's outstanding shares at June 1, 1999. The Adviser of the Fund beneficially owned 5,000 shares at June 1, 1999.

     As of June 1, 1999, all Directors and officers of the Fund owned in the aggregate less than 1% of the Fund's shares.

ADMINISTRATOR

     The Adviser is also the Fund's Administrator and as such performs or arranges for the performance of the following services:

     - prepares and assembles reports required to be sent to Fund stockholders and arranges for the printing and dissemination of such reports;

     - assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     - arranges for the dissemination to stockholders of the Fund's proxy materials and oversees the tabulation of proxies by the Fund's transfer agent;

     - negotiates the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian;

     - negotiates the dividend disbursing services fees to be paid by the Fund and reviews the provision of dividend disbursing services to the Fund;

     - calculates, or arranges for the calculation of, the NAV of the Fund's shares;

     - calculates the basic fee payable to the Adviser and the adjustment to the basic fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index;

     - determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its stockholders; prepares and arranges for the printing of dividend notices to stockholders; and provides the Fund's dividend disbursing agent and custodian with such information as is required for them to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan;

     - assists in providing to the Fund's independent accountants such information as is necessary for such accountants to prepare and file the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     - monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations;

     - monitors compliance of the Fund's operations, with respect to engaging in short sales, with the 1940 Act and the Code;

     - provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by
       Section 31(a) of the 1940 Act and the rules and regulations thereunder); and

     - makes such reports and recommendations to the Fund's Board of Directors as the Board reasonably requests or deems appropriate.

     The Administrator will benefit from the offer because it will receive fees based in part on the average net assets of the Fund. For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a monthly fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. For the fiscal years ended September 30, 1998, September 30, 1997 and September 30, 1996, the Fund paid total administrative fees to the Administrator of $221,977, $174,039 and $142,915, respectively. For purposes of the calculation of the fee payable to the Administrator, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. If a Friday is not a Fund business day, then the calculation will be based on the net assets of the Fund on the Fund business day immediately preceding such Friday.

                               PORTFOLIO TRADING

     Subject to the general supervision of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

     Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

     Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

     The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

     The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

     During the fiscal periods ended September 30, 1996, 1997 and 1998 the Fund incurred brokerage commissions amounting in the aggregate to $195,295, $216,191, and $250,574, respectively. During the fiscal periods ended September 30, 1996, 1997 and 1998, brokerage commissions amounting in the aggregate to $0, $0, and $0, respectively were paid to DLJ and brokerage commissions amounting in the aggregate to $0 were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal period ended September 30, 1998, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal period ended September 30, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal period ended September 30, 1998, transactions in portfolio securities of the Fund aggregating $210,314,741 with associated brokerage commissions of approximately $78,014 were allocated to persons of firms supplying research services to the Fund or the Adviser.

     Some of the Fund's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

                              DETERMINATION OF NAV

     The Fund determines NAV no less frequently than the close of trading on the NYSE (generally 4:00 P.M. New York City time) on the last business day of each week (generally Friday). The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the NYSE is open for trading.

     In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the NYSE or on a foreign securities NYSE (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the NYSE or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the NYSE or on a foreign securities exchange but listed on other

United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the NYSE and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the NYSE but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

     Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable source.

     Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

     Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

     U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

     Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

     All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

     Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

     For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

If such quotations are not available as of the close of the NYSE, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                       TENDER OFFER AND SHARE REPURCHASES

     As discussed above, shares of closed-end investment companies frequently trade at a discount from NAV. To address this possibility, the Board of Directors presently contemplates that the Fund may from time to time consider either the repurchase or tender offer of its shares on the open market. Since commencement of the Fund's operations, no such open market purchases or tender offers have been made. The Fund may borrow money to finance the repurchase of shares.

     There can be no assurance that repurchases or tenders will result in the Fund's shares trading at a price which is equal to its NAV. The Fund anticipates that the market price of the Fund's shares will usually vary from NAV. The market price of the Fund's shares will be determined, among other things, by the relative demand for and supply of the Fund's shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be the subject of repurchases or tender offers from time to time may enhance its attractiveness to investors and thus reduce the spread between market price and NAV that may otherwise exist.

     Although the Board of Directors believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares of the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, any interest on borrowings to finance Fund shares from repurchase transactions will reduce the Fund's net income.

     Even if a tender offer has been made, it is the Board of Directors' announced policy, which may be changed by the Board of Directors, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would
(a) result in the delisting of the Fund's shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding publicly held common stock is less than $5.0 million, the number of publicly held shares of common stock falls below 600,000 or the number of round-lot holders falls below 1,200), (b) result in a violation of applicable asset coverage requirements, (c) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging, in the Board's judgment, such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares were repurchased. The Board of Directors may modify these conditions from time to time in light of experience and may determine to make a tender offer even if one of the above conditions exists.

     Any tender offer made by the Fund will be at a price equal to the NAV of the shares as of the close of business on the date the offer ends. Each offering document will contain such information as is required under the federal securities law. Each offering document will also disclose the federal income tax consequences of the Fund's repurchase of shares pursuant to the tender offer. When a tender offer is authorized to be made by the Board a stockholder wishing to accept the offer will be required to tender all (but not less than all) of their shares. The Fund will purchase shares tendered by a stockholder at any time during the period of the tender offer in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in an amount not to exceed $25 payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This fee will be imposed upon each tendering stockholder whose tendered shares are purchased in the tender offer and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will be greater than the aggregate of all service charges received from those who tender their shares. Costs associated with the tender offer will be charged against capital of the Fund. During the period of a tender offer, the Fund's stockholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

     Shares that have been purchased by the Fund will be retired and will be authorized but unissued shares. The purchase of shares by the Fund will reduce the Fund's net asset value. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchase of shares pursuant to a tender offer.

            DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     The Fund has implemented a quarterly distribution policy that distributes quarterly each year to stockholders (i) with respect to each of the first three calendar quarters of the year, an amount equal to 2.5% of the Fund's NAV determined as of the beginning of the quarter, and (ii) with respect to the fourth calendar quarter of each year, an amount equal to at least 2.5% of the Fund's NAV as of the beginning of that quarter. If distributions for any quarter exceed the Fund's net investment income and net realized short-term capital gains, the difference would be treated as distributed from net realized long-term capital gains if sufficient and to the extent not sufficient from other Fund assets as a return of capital. The reduction of the Fund's assets by the amount of the excess will have the likely effect of increasing the Fund's expense ratio. In order to make distributions, the Fund may have to sell investments at an inopportune time. The Fund's final distribution for each calendar year will include remaining undistributed net investment income, realized short-term capital gains, and realized long-term capital gains, provided that if the Fund's undistributed net investment income and net realized short-term and long-term capital gains for the year exceeded the minimum required amount for the previous quarters distributions as described above, the Fund might choose not to distribute all or a portion of such excess equal to the Fund's net realized long-term capital gains for the year.

     If, for any calendar year, for U.S. federal income tax purposes, the total amount distributed exceeds the aggregate of net investment income and net realized capital gains, the difference, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the stockholder's tax basis in his shares). You are advised to consult your own advisers with respect to the particular tax consequences to you of these distributions. The Fund's Board of Directors may change its distribution policy without stockholder approval.

     Under the Fund's Dividend Reinvestment Plan or plan, all stockholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by The Bank of New York, as plan agent under the plan, unless a stockholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the stockholder. Stockholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee, or unless the stockholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Stockholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the plan, will be paid by check mailed directly to the recordholder by the plan agent, as dividend paying agent.

     If the Board declares a dividend or capital gains distribution payable either in Fund shares or in cash, as stockholders may have elected, then nonparticipants in the plan will receive cash and participants in the plan will receive the equivalent in Fund shares valued at the lower of market price or NAV. Whenever market price is equal to or exceeds NAV at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares at the NAV most recently determined as described above, but in no event less than 95% of the market price. If the NAV of Fund shares at such time exceeds the market price of the shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the plan agent will buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts. If, before the plan agent has completed its purchases, the market price exceeds the Fund's NAV, the average per share purchase price paid by the plan agent may exceed the Fund's NAV, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Fund shares issued by the Fund. The plan agent will apply all cash received as a dividend or capital gains distribution to purchase shares on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

     The plan agent maintains all stockholder accounts in the plan and furnishes written confirmations of all transactions in such accounts, including information needed by stockholders for personal and tax records. Fund shares in the account of each plan participant are held by the plan agent in noncertificated form in the name of the participant, and each participant's proxy will include those shares purchased pursuant to the plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The plan agent's fees for handling the reinvestment of dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant is to pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions does not relieve participants of any income tax which may be payable on such dividends or distributions.

     Experience under the plan may indicate that changes are desirable. Accordingly, the Fund has reserved the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid after written notice of the change sent to the members of the plan at least 90 days before the record date for such dividend or capital gains distribution. The plan also may be amended or terminated by the plan agent, with the Fund's prior written consent but, except when necessary or appropriate to comply with applicable law or the rules or policies of a regulatory body, only on at least 90 days' written notice to participants in the plan. All correspondence concerning the plan should be directed to The Bank of New York, 101 Barclay Street, New York, New York 10286.

                                FEDERAL TAXATION

     The following summary addresses only principal United States federal income tax considerations pertinent to the Fund and to stockholders of the Fund who are United States citizens or residents or United States corporations. The effects of federal income tax law on stockholders who are nonresident alien individuals, foreign corporations or other foreign persons may be substantially different. The summary is based upon the advice of counsel for the Fund and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

     In view of the individual nature of tax consequences, each stockholder is advised to consult the stockholder's own tax adviser with respect to the specific consequences of being a stockholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND DISTRIBUTIONS

     General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company." To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forwards contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to stockholders. If the Fund retains such taxable income, it will be subject under current rates to federal income tax on the amount retained at a maximum rate of 35%.

     The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the stockholders equal to at least the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year, and (iii) any ordinary income and capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these stockholders for the year declared, and not for the year in which the stockholders actually receive the dividend.

     The Fund intends to make timely distributions of the fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in an amount to avoid being subject to one or both of such federal taxes.

     If in any taxable year the Fund fails to qualify as a regulated investment company, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction, subject to certain requirements) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains.

     Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to stockholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits for the year of the distribution period. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a stockholder has held shares in the Fund. If, because of the Fund's distribution policies, the amount of the distributions by the Fund with respect to any calendar year exceed the sum of the Fund's ordinary income and net realized gains for the year, the amount of such excess will be treated as a nontaxable return of capital to the stockholder to the extent of the stockholder's tax basis in his shares in the Fund. The amount of any distributions in excess of such tax basis will be taxed as capital gain or loss assuming the stockholder holds such shares as a capital asset.

     Any dividend or distribution received by a stockholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to the stockholder as described above. Dividends are taxable in the manner discussed above regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for dividends-received deduction for corporate stockholders.

     After the end of the taxable year, the Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

     A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

     Sales and Redemptions. A stockholder will realize gain or loss on the sale or redemption of Fund shares in an amount equal to the difference between the stockholder's adjusted tax basis in the shares sold or redeemed and the amount realized on their disposition. Such gain or loss generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if the stockholder has held such shares for more than one year at the time of the sale or redemption and short-term capital gain or loss if the holding period is one year or less. If a stockholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Any loss realized by a stockholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the tax basis of the shares acquired.

     Foreign Taxes. Income received by the Fund also may be subject to foreign income taxes, including withholding taxes. It is not possible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

     Backup Withholding. The Fund may be required to withhold for federal income tax at the rate of 31% of all taxable distributions payable to noncorporate stockholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against the stockholder's federal income tax liability or refunded.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

     The following discussion related to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

     Currency Fluctuations, "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency, which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as nontaxable return of capital to stockholders, rather than as an ordinary dividend, reducing each stockholder's basis in his Fund shares. If such distributions exceed such stockholder's basis, such excess will be treated as a gain from the sale of shares.

     Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     With respect to equity options or options traded over-the-counter on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

     Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

     Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

     The Fund may be subject to other state and local taxes than those discussed above. Also, distributions by the Fund may be subject to additional state, local and foreign taxes depending on each stockholder's particular circumstances.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

     The authorized capital stock of the Fund consists of 300,000,000 shares of common stock, $0.01 par value. As of the date of this Prospectus, 2,515,754 shares are outstanding.

DESCRIPTION OF FUND SHARES

     Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares offered hereby when issued will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description and the description under "Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS

     The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions and (iii) the ability of the Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Document may be regarded as "anti-takeover" provisions. At the first annual meeting of stockholders, the Board of Directors was divided into three classes. Upon the expiration of the term of office of each class the Directors in such class will be elected for a term of three years to succeed the Directors whose terms of office expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors for cause even if they are not then standing for re-elections, and under Securities and Exchange Commission regulations, procedures are available for including stockholder proposals in management's annual proxy statement). Such system of electing Directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of the Directors. A director may be removed from office only for cause and by a vote of at least 75% of the outstanding shares of the Fund entitled to vote for the election of Directors. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets and any amendment to the Fund's Articles of Incorporation (except for amendments to certain provisions of the Articles of Incorporation that require the affirmative vote of 75% of the votes entitled to be cast). The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who are either members of the Board of Directors on the date of closing of the initial public offering of the shares of the Fund or subsequently become Directors and whose elections are approved by a majority of the Continuing Directors then on the Board. If a majority of the Continuing Directors approve the liquidation or dissolution of the Fund, then such action shall require an affirmative vote of a majority of the outstanding shares of the Fund. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund is required generally to authorize any of the following transactions involving a corporation, person or entity, that is directly or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Stockholder"), or to amend the provisions of the Articles of Incorporation relating to such transactions:

     i. merger, consolidation or statutory share exchange of the Fund with or into any Principal Stockholder;

     ii. issuance of any securities of the Fund to any Principal Stockholder for cash except upon (a) reinvestment of dividends pursuant to a dividend reinvestment plan, (b) issuance of any securities pursuant to the exercise of any stock subscription rights distributed by the Fund or (c) a public offering by the Fund registered under the Securities Act;

     iii. sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000);

     iv. sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000).

     However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required. The affirmative vote of 75% (which is higher than that under Maryland law or the 1940 Act) of the outstanding shares of the Fund is required to convert the Fund to an open-end investment company and to amend the Fund's Articles of Incorporation to effect any such conversion. For the full text of these provisions, reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the Securities and Exchange Commission.

     The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Tender Offers and Repurchase of Shares." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Stockholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

     The Fund is required by the rules of the NYSE to hold annual meetings of stockholders. The most recent annual meeting of stockholders was held on March 9, 1999. The next annual meeting of stockholders will be held between March 9, 2000 and April 9, 2000.

             CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT,
                   REGISTRAR AND SHAREHOLDER SERVICING AGENT

     The Bank of New York, 101 Barclay Street, New York, New York 10286, acts as the Fund's custodian, transfer agent, dividend paying agent and registrar. The Fund's portfolio of securities and cash, when invested in securities of foreign countries, will be held by its subcustodians, subject to approval by the Board of Directors of the Fund as and when appropriate in accordance with the rules of the SEC.

     The Dealer Manager also acts as shareholder servicing agent for the Fund and (i) provides services and makes efforts to publicize the Fund on an ongoing basis to investors, including both clients of the shareholder servicing agent and other investors, and reminds investors, and prospective investors of the Fund's features and benefits, including communications with clients and their representatives, periodic seminars or conference calls, internal and external publications, presentations at retail system meetings, responses to questions from potential or current stockholders and specific stockholder contact where appropriate; (ii) makes available to brokers and investors market price, NAV and yield information regarding the Fund for the purpose of helping to maintain the visibility of the Fund to brokers and clients (including investors and prospective investors in the Fund); and (iii) provides financial advice and consultation at the request of the Fund with respect of the Fund with respect to consideration by the Board of Directors of the Fund of share repurchases or tender offers. For these services, the Fund pays the shareholder servicing agent a fee equal on an annual basis to 0.10 of 1% of the Fund's average weekly net assets and payable at the end of each calendar month. The shareholder servicing agreement by its terms continues until September 30, 1999 and thereafter for successive one year periods unless terminated by either party upon written notice 60 days prior to the anniversary date thereof. In this regard, as part of its ongoing oversight responsibilities, the Board of Directors will monitor the performance of the shareholder servicing agent and the continuing appropriateness of that agreement.

                                 LEGAL MATTERS

     The validity of the shares offered hereby will be passed upon for the Fund by Seward & Kissel LLP, New York, New York. Certain matters will be passed upon for the Dealer Manager by Rogers & Wells LLP, New York, New York. Seward & Kissel will rely upon the opinion of Venable, Baetjer and Howard, LLP for matters relating to Maryland law.

                            REPORTS TO STOCKHOLDERS

     The Fund will send semi-annual and audited annual reports to its stockholders, including a list of investments held. A copy of the Fund's annual report for the fiscal year ended September 30, 1998 was mailed to stockholders on November 30, 1998 and its semi-annual report for the six months ended March 31, 1999 was mailed to stockholders on May 28, 1999.

                                    EXPERTS

     The audited Financial Statements included in this Prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their reports and are included in reliance upon the authority of the firm as experts in giving the report. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, NY 10036-2798.

                              FURTHER INFORMATION

     On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

     The Fund has filed with the SEC, Washington, D.C. 20549, a registration statement under the Securities Act relating to the shares offered by this Prospectus. Further information concerning these shares and the Fund may be found in that registration statement on file with the SEC, of which this Prospectus constitutes a part. The Fund also files reports and other information with the SEC. The registration statements and these reports and other information can be inspected, without charge, and copied, for a fee, at the public reference facilities maintained by the SEC at 450 5th Street, Washington, D.C. 20549. The Fund's filings are also available to the public on the SEC's internet site (http://www.sec.gov). The reports and other information concerning the Fund may also be inspected at the offices of the NYSE.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE
ALL-MARKET ADVANTAGE FUND, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period November 4, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                          PRICEWATERHOUSECOOPERS LLP

New York, New York
November 18, 1998

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1998

                                                        SHARES            VALUE
                                                    ---------------    -----------
COMMON STOCKS -- 74.5%
TECHNOLOGY -- 38.5%
COMMUNICATION EQUIPMENT -- 10.1%
America Online, Inc.(a)...........................       10,000        $ 1,112,500
Lucent Technologies, Inc.(a)......................        7,000            483,438
Nokia Corp. ADR(b)................................       84,500          6,627,969
                                                                       -----------
                                                                         8,223,907
COMPUTER HARDWARE -- 15.2%
Compaq Computer Corp. ............................       60,000          1,897,500
Dell Computer Corp.(a)(c).........................      139,200          9,152,400
EMC Corp.(c)......................................       24,100          1,378,219
                                                                       -----------
                                                                        12,428,119
COMPUTER SOFTWARE -- 4.8%
Microsoft Corp.(a)(c).............................       35,600          3,918,225
NETWORKING SOFTWARE -- 7.8%
Cisco Systems, Inc.(a)(c).........................      103,050          6,369,778
SEMICONDUCTOR COMPONENTS -- 0.6%
Intel Corp. ......................................        5,500            471,625
                                                                       -----------
                                                                        31,411,654
FINANCE -- 16.0%
BANKING -- REGIONAL -- 1.7%
Norwest Corp.(a)..................................       19,500            698,344
U.S. Bancorp......................................       20,000            711,250
                                                                       -----------
                                                                         1,409,594
BROKERAGE & MONEY MANAGEMENT -- 2.1%
Merrill Lynch & Co., Inc.(a)......................       36,000          1,705,500
INSURANCE -- 2.4%
Progressive Corp.(a)..............................        9,000          1,014,750
Travelers Group, Inc.(a)..........................       24,000            900,000
                                                                       -----------
                                                                         1,914,750
MORTGAGE BANKING -- 3.0%
Fannie Mae Corp. .................................       27,000          1,734,750
H. F. Ahmanson & Co.(a)...........................        8,600            477,300
Washington Mutual, Inc. ..........................        8,000            270,000
                                                                       -----------
                                                                         2,482,050

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        SHARES            VALUE
                                                    ---------------    -----------
MISCELLANEOUS -- 6.8%
Associates First Capital Corp. Cl. A(a)...........       21,000        $ 1,370,250
Household International, Inc.(a)..................       32,100          1,203,750
MBNA Corp.(a).....................................      102,150          2,924,044
                                                                       -----------
                                                                         5,498,044
                                                                       -----------
                                                                        13,009,938
CONSUMER SERVICES -- 11.2%
AIRLINES -- 2.5%
Northwest Airlines, Inc. Cl. A(c).................       34,200            857,137
UAL Corp.(a)(c)...................................       18,300          1,186,069
                                                                       -----------
                                                                         2,043,206
BROADCASTING & CABLE -- 5.0%
AirTouch Communications, Inc.(a)(c)...............       32,000          1,824,000
Tele-Communications Liberty Media Group Cl.
  A(c)............................................       60,500          2,219,594
                                                                       -----------
                                                                         4,043,594
RETAIL -- GENERAL MERCHANDISE -- 3.7%
Dayton Hudson Corp................................       39,000          1,394,250
Home Depot, Inc.(a)...............................       15,000            592,500
Kohl's Corp.(c)...................................       27,400          1,068,600
                                                                       -----------
                                                                         3,055,350
                                                                       -----------
                                                                         9,142,150
                                                       SHARES OR
                                                     CONTRACTS(D)
                                                        -------
HEALTHCARE -- 6.2%
DRUGS -- 2.8%
Pfizer, Inc.(a)...................................       17,000          1,800,937
Warner-Lambert Co.(a).............................        6,500            490,750
                                                                       -----------
                                                                         2,291,687
MEDICAL PRODUCTS -- 3.4%
HBO & Co.(a)......................................       39,200          1,131,900
IMS Health, Inc.(a)...............................       13,000            805,187
Medtronic, Inc.(a)................................       13,400            775,525
                                                                       -----------
                                                                         2,712,612
                                                                       -----------
                                                                         5,004,299
MULTI-INDUSTRY -- 2.6%
CAPITAL GOODS -- 2.6%
Tyco International Ltd.(a)........................       39,000          2,154,750
Total Common Stocks (cost $33,877,467)............                      60,722,791

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                       SHARES OR
                                                     CONTRACTS(D)         VALUE
                                                    ---------------    -----------
CALL OPTIONS PURCHASED -- 27.2%(C)
AirTouch Communications, Inc.
  expiring Jan '99 @ $20..........................          550        $ 2,062,500
  expiring Jan '00 @ $20..........................          150            556,875
Bristol-Myers Squibb Co.
  expiring Jan '99 @ $60..........................          250          1,110,937
  expiring Jan '00 @ $60..........................          100            468,750
Citicorp
  expiring Jan '99 @ $60..........................           20             68,500
Coca-Cola Co.
  expiring Jan '99 @ $35..........................           50            118,125
Dayton Hudson Corp.
  expiring Jan '99 @ $22.50.......................          240            324,000
Fannie Mae
  expiring Jan '00 @ $40..........................           80            217,000
General Electric Co.
  expiring Jan '99 @ $30..........................          100            502,500
  expiring Jan '00 @ $50..........................          100            337,500
Home Depot, Inc.
  expiring Jan '99 @ $30 (e)......................          580          2,142,375
  expiring Jan '00 @ $27.50.......................          200            307,500
  expiring Jan '00 @ $35..........................          250            590,625
                                                    CONTRACTS(D) OR
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
MBNA Corp.
  expiring Jan '99 @ $13.375......................          135            311,344
  expiring Jan '99 @ $15..........................          180            254,250
  expiring Jan '99 @ $16.625......................          225            417,656
  expiring Jan '99 @ $20..........................          100             91,250
Merck & Co., Inc.
  expiring Jan '99 @ $55..........................          150          1,125,000
  expiring Jan '99 @ $60..........................           20            140,250
Morgan Stanley, Dean Witter & Co.
  expiring Jan '99 @ $30..........................          400            595,000
NationsBank Corp.
  expiring Jan '99 @ $35..........................          230            457,125
Pfizer, Inc.
  expiring Jan '99 @ $30..........................          150          1,151,250
  expiring Jan '99 @ $50..........................          100            562,500
Philip Morris Cos., Inc.
  expiring Jan '99 @ $23.375......................          505          1,174,125

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                    CONTRACTS(D) OR
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)            VALUE
                                                    ---------------    -----------
Schering-Plough Corp.
  expiring Jan '99 @ $25..........................          425        $ 3,352,187
Tyco International Ltd.
  expiring Jan '00 @ $30..........................          640          1,768,000
United Technologies Corp.
  expiring Jan '99 @ $50..........................          230            618,125
Wal-Mart Stores, Inc.
  expiring Jan '00 @ $30..........................           50            135,625
  expiring Jan '00 @ $35..........................          350            774,375
  expiring Jan '00 @ $40..........................           50            101,250
Walt Disney Co.
  expiring Jan '99 @ $50..........................          425            387,813
Total Call Options Purchased
  (cost $15,225,920)..............................                      22,224,312
SHORT TERM INVESTMENT -- 1.3%
COMMERCIAL PAPER -- 1.3%
General Electric Capital Corp. 5.70%, 10/01/98
  (amortized cost ($1,049,000)....................        1,049          1,049,000
TOTAL INVESTMENTS -- 103.0%
  (cost $50,152,387)..............................                      83,996,103
                                                     CONTRACTS(D)
                                                        -------
CALL OPTIONS WRITTEN -- (1.4%)(C)
Chicago Board Options Exchange NASDAQ 100 Index
  expiring Oct '98 @ $1,280.......................           15           (136,312)
  expiring Oct '98 @ $1,300.......................           30           (231,000)
  expiring Oct '98 @ $1,320.......................            5            (31,063)
  expiring Oct '98 @ $1,360.......................           10            (38,000)
  expiring Oct '98 @ $1,380.......................           10            (25,625)
  expiring Oct '98 @ $1,400.......................           20            (40,000)
Cisco Systems, Inc.
  expiring Oct '98 @ $65..........................          130            (20,313)
Dell Computer Corp.
  expiring Oct '98 @ $60..........................          100            (75,000)
  expiring Oct '98 @ $62.50.......................          140            (80,500)
  expiring Oct '98 @ $70..........................           70            (12,688)
Merrill Lynch & Co., Inc.
  expiring Oct '98 @ $45..........................          100            (42,500)
Nokia Corp.
  expiring Oct '98 @ $80(b).......................          100            (36,250)

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                     CONTRACTS(D)         VALUE
                                                    ---------------    -----------
Standard & Poor's 500 Index
  expiring Oct '98 @ $995.........................           30        $  (142,500)
  expiring Oct '98 @ $1,010.......................           20            (70,000)
  expiring Oct '98 @ $1,025.......................           20            (54,000)
  expiring Oct '98 @ $1,030.......................           20            (48,000)
  expiring Oct '98 @ $1,050.......................           65            (96,687)
Total Call Options Written (premiums received
  $1,306,240).....................................                      (1,180,438)
TOTAL INVESTMENTS, NET OF OUTSTANDING CALL OPTIONS
  WRITTEN -- 101.6%
  (cost $48,846,147)..............................                      82,815,665
Other assets less liabilities -- (1.6%)...........                      (1,263,646)
NET ASSETS -- 100%................................                     $81,552,019

-------------------------
(a) Security or a portion thereof, has been segregated to collateralize open options written. This collateral has a total market value of approximately $25,968,392.

(b)  Country of origin -- Finland.

(c)  Non-income producing.

(d)  One contract relates to 100 shares unless otherwise indicated.

(e)  One contract relates to 150 shares.

     Glossary of Terms:
     ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
  Investments in securities, at value (cost $50,152,387)....    $83,996,103
  Receivable for investment securities sold.................      3,302,994
  Dividends receivable......................................         19,468
  Deferred organization expenses and other assets...........         19,112
          Total assets......................................     87,337,677
                                                                -----------
LIABILITIES
  Due to custodian..........................................        325,058
  Outstanding call options written, at value (premiums
     received $1,306,240)...................................      1,180,438
  Dividend payable..........................................      2,464,879
  Payable for investment securities purchased...............      1,437,159
  Advisory fee payable......................................        123,649
  Administration fee payable................................         17,620
  Accrued expenses..........................................        236,855
          Total liabilities.................................      5,785,658
NET ASSETS..................................................    $81,552,019
                                                                -----------
COMPOSITION OF NET ASSETS
  Capital stock, at par.....................................    $    25,080
  Additional paid-in capital................................     49,470,792
  Accumulated net realized loss on investment
     transactions...........................................     (1,913,371)
  Net unrealized appreciation of investments and options
     written................................................     33,969,518
                                                                $81,552,019
NET ASSET VALUE PER SHARE (based on 2,508,017 shares
  outstanding)..............................................    $     32.52
                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of
     $10,345)........................................  $  284,590
  Interest...........................................      60,878    $   345,468
                                                       ----------
EXPENSES
  Advisory fee.......................................   1,528,461
  Administrative.....................................     221,977
  Custodian..........................................     161,142
  Audit and legal....................................      96,327
  Shareholder servicing..............................      88,710
  Printing...........................................      53,599
  Directors' fees and expenses.......................      39,672
  Transfer agency....................................      17,625
  Registration.......................................      16,058
  Dividends on securities sold short.................       5,226
  Amortization of organization expenses..............       4,000
  Miscellaneous......................................       3,995
                                                       ----------
  Total expenses before interest.....................   2,236,792
  Interest expense on short sales....................      41,327
                                                       ----------
  Total expenses.....................................                  2,278,119
                                                                     -----------
  Net investment loss................................                 (1,932,651)
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  SHORT SALES AND OPTIONS WRITTEN
  Net realized gain on long transactions.............                 10,885,551
  Net realized gain on short sale transactions.......                     36,031
  Net realized loss on written option transactions...                 (2,055,105)
  Net change in unrealized appreciation of
     investments, short sales and options written....                  2,937,240
                                                                     -----------
  Net gain on investments............................                 11,803,717
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........                $ 9,871,066
                                                                     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED       YEAR ENDED
                                                     SEPTEMBER 30,    SEPTEMBER 30,
                                                         1998             1997
                                                     -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss..............................   $(1,932,651)     $(1,439,672)
  Net realized gain on investment, short sale and
     written option transactions...................     8,866,477       12,310,009
  Net change in unrealized appreciation of
     investments, short sales and options
     written.......................................     2,937,240       23,766,594
                                                      -----------      -----------
  Net increase in net assets from operations.......     9,871,066       34,636,931
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments.................   (12,924,008)      (5,741,965)
COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance
     of common stock...............................       127,507              -0-
                                                      -----------      -----------
  Total increase (decrease)........................    (2,925,435)      28,894,966
NET ASSETS
  Beginning of year................................    84,477,454       55,582,488
                                                      -----------      -----------
  End of year......................................   $81,552,019      $84,477,454
                                                      ===========      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

NOTE A:  SIGNIFICANT ACCOUNTING POLICIES

     Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.  SECURITY VALUATION

     Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2.  TAXES

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3.  ORGANIZATION EXPENSES

     Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4.  INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

     Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

5.  DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net realized gain on investment transactions and a corresponding increase in accumulated net investment loss. This reclassification had no affect on net assets.

NOTE B:  ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS

     Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the year ended September 30, 1998, the fee as adjusted, amounted to 1.72% of the Fund's average net assets.

     Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of 0.25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

     Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS$1,215 during the year ended September 30, 1998.

     Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of 0.10 of 1% of the Fund's average weekly net assets.

     Brokerage commissions paid on investment transactions for the year ended September 30, 1998 amounted to $250,574, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C:  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $80,730,704 and $94,323,383, respectively, for the year ended September 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 1998.

     At September 30, 1998, the cost of investments for federal income tax purposes was $49,206,916. Accordingly, gross unrealized appreciation of investments was $35,977,558 and

                       ALLIANCE ALL-MARKET ADVANTAGE FUND
gross unrealized depreciation of investments was $2,368,809 resulting in net unrealized appreciation of $33,608,749.

1.  OPTIONS TRANSACTIONS

     For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

     Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.

     Transactions in options written for the year ended September 30, 1998 were as follows:

                                                 NUMBER         PREMIUMS
                                              OF CONTRACTS      RECEIVED
                                              ------------    ------------
Options outstanding at beginning of year....        350       $  1,191,160
Options written.............................     13,464         26,336,503
Options terminated in closing purchase
  transactions..............................    (12,804)       (25,834,686)
Options expired.............................       (125)          (386,737)
                                                -------       ------------
Options outstanding at September 30, 1998...        885       $  1,306,240
                                                =======       ============

2.  SECURITIES SOLD SHORT

     The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at

                       ALLIANCE ALL-MARKET ADVANTAGE FUND
the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 6.25% to the prospective brokers on the market value of the short sales.

NOTE D:  CAPITAL STOCK

     There are 300,000,000 shares of $0.01 par value common stock authorized. Of the 2,508,017 shares outstanding at September 30, 1998, the Investment Adviser owned 5,000 shares. During the year ended September 30, 1998, the Fund issued 3,017 shares in connection with the Fund's dividend reinvestment plan. During the year ended September 30, 1997, the Fund did not issue shares in connection with the Fund's dividend reinvestment plan.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED SEPTEMBER 30,         NOVEMBER 4, 1994(A)
                                         ---------------------------------     TO SEPTEMBER 30,
                                          1998         1997         1996             1995
                                         -------      -------      -------    -------------------
Net asset value, beginning of period...  $ 33.72      $ 22.19      $ 23.78          $ 19.70(b)
INCOME FROM INVESTMENT OPERATIONS
Net investment loss....................     (.77)        (.58)        (.48)            (.09)
Net realized and unrealized gain on
  investment transactions..............     4.73        14.40         1.86             5.65
Net increase in net asset value from
  operations...........................     3.96        13.82         1.38             5.56
LESS: DISTRIBUTIONS
Distributions from net realized
  gains................................    (5.16)       (2.29)       (2.97)           (1.48)
Net asset value, end of period.........  $ 32.52      $ 33.72      $ 22.19          $ 23.78
Market value, end of period............  $36.875      $31.188      $ 19.00          $ 19.50
TOTAL RETURN
Total investment return based on:(c)
  Market value.........................    37.40%       79.27%       13.26%            5.46%
  Net asset value......................    12.49%       65.66%        8.10%           28.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted).............................  $81,552      $84,477      $55,582          $59,561
Ratio of expenses to average net
  assets...............................     2.57%        2.48%        2.87%            2.00%(d)
Ratio of expenses to average net assets
  excluding interest expense...........     2.52%(e)     2.43%(e)     2.62%(e)          2.00%(d)
Ratio of net investment loss to average
  net assets...........................    (2.18)%      (2.07)%      (2.11)%           (.48)%(d)
Portfolio turnover rate................       96%         105%         199%             140%

-------------------------
(a) Commencement of operations.

(b) Net of offering costs of $0.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d) Annualized.

(e) Net of interest expense of 0.05%, 0.05% and 0.25%, respectively, on short sales (see Note C).

PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)

ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                                  SHARES           VALUE
                                                              ---------------   ------------
COMMON STOCKS -- 77.4%
TECHNOLOGY -- 35.7%
COMMUNICATION EQUIPMENT -- 13.4%
EMC Corp.(a)................................................        37,700      $  4,816,175
Lucent Technologies, Inc....................................        13,000         1,400,750
Nokia Corp. ADR (Finland)...................................        62,000         9,656,500
                                                                                ------------
                                                                                  15,873,425
COMPUTER HARDWARE -- 7.6%
Dell Computer Corp.(b)......................................       190,000         7,766,250
Sun Microsystems, Inc.(a)(b)................................        10,300         1,286,856
                                                                                ------------
                                                                                   9,053,106
COMPUTER SOFTWARE -- 4.2%
Microsoft Corp.(a)(b).......................................        55,200         4,947,300
INTERNET CONTENT -- 0.1%
Ziff-Davis, Inc.(b).........................................         2,500            90,000
NETWORKING SOFTWARE -- 6.4%
Ascend Communications, Inc.(b)..............................         8,000           669,500
Cisco Systems, Inc.(a)(b)...................................        63,050         6,907,916
                                                                                ------------
                                                                                   7,577,416
SEMICONDUCTOR COMPONENTS -- 4.0%
Intel Corp.(a)..............................................        39,500         4,695,562
                                                                                ------------
                                                                                  42,236,809
HEALTHCARE -- 15.5%
DRUGS -- 9.8%
Bristol-Myers Squibb Co.(a).................................        36,000         2,315,250
Schering-Plough Corp.(a)....................................        85,000         4,701,563
Pfizer, Inc.(a).............................................        33,500         4,648,125
                                                                                ------------
                                                                                  11,664,938
MEDICAL PRODUCTS -- 5.7%
IMS Health, Inc.............................................        30,000           993,750
Mckesson HBOC, Inc..........................................        72,522         4,786,452
Medtronic, Inc.(a)..........................................        13,400           961,450
                                                                                ------------
                                                                                   6,741,652
                                                                                ------------
                                                                                  18,406,590

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                                  SHARES           VALUE
                                                              ---------------   ------------
CONSUMER SERVICES -- 15.4%
BROADCASTING & CABLE -- 6.9%
AirTouch Communications, Inc.(a)(b).........................        30,000      $  2,898,750
AT&T Corp -- Liberty Media Group Cl. A......................        61,500         3,236,437
Chancellor Media Corp. Cl. A(a)(b)..........................        43,200         2,035,800
                                                                                ------------
                                                                                   8,170,987
RETAIL -- GENERAL MERCHANDISE -- 8.5%
Dayton Hudson Corp.(a)......................................        20,000         1,332,500
Home Depot, Inc.(a).........................................       105,000         6,536,250
Kohl's Corp.(a).............................................        30,400         2,154,600
                                                                                ------------
                                                                                  10,023,350
                                                                                ------------
                                                                                  18,194,337
FINANCE -- 7.1%
BANKING -- REGIONAL -- 0.6%
Wells Fargo Co..............................................        19,500           683,719
BROKERAGE & MONEY MANAGEMENT -- 1.2%
Morgan Stanley, Dean Witter & Co.(a)........................        14,000         1,399,125
INSURANCE -- 0.8%
Citigroup, Inc..............................................        16,000         1,022,000
MORTGAGE BANKING -- 1.6%
Fannie Mae Corp.............................................        27,000         1,869,750
                                                                 SHARES OR
                                                               CONTRACTS(C)
                                                                 ---------
MISCELLANEOUS -- 2.9%
MBNA Corp.(a)...............................................       143,225         3,419,497
                                                                                ------------
                                                                                   8,394,091
MULTI-INDUSTRY -- 1.5%
CAPITAL GOODS -- 1.5%
Tyco International, Ltd.(a).................................        25,200         1,808,100
CONSUMER GOODS -- 1.1%
ELECTRICAL EQUIPMENT -- 0.4%
General Electric Co.........................................         5,000           553,125
MISCELLANEOUS -- 0.7%
United Technologies Corp.(a)................................         6,000           812,625
                                                                                ------------
                                                                                   1,365,750

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                                 SHARES OR
                                                               CONTRACTS(C)        VALUE
                                                              ---------------   ------------
UTILITIES -- 1.1%
TELEPHONE UTILITY -- 1.1%
MCI WorldCom, Inc.(b).......................................        14,300      $  1,266,444
Total Common Stocks
  (cost $43,169,880)........................................     1,311,997        91,672,121
CALL OPTIONS PURCHASED -- 25.1%(B)
AirTouch Communications, Inc.
  expiring Jul '99 @ $10....................................           500         2,365,625
  expiring Jan '00 @ $20....................................           150         1,162,500
Associates First Capital Corp. Cl. A
  expiring Jan '00 @ $20....................................           300           768,750
  expiring Jan '00 @ $22.50.................................           300           710,625
BankAmerica Corp.
  expiring Jan '00 @ $40....................................           305           972,188
Bristol-Myers Squibb Co.
  expiring Jan '00 @ $30....................................           200           707,500
  expiring Jan '00 @ $40....................................           100           260,000
  expiring Jan '01 @ $35....................................           100           321,250
Citigroup, Inc.
  expiring Jan '00 @ $35....................................           150           451,875
Colgate-Palmolive Co.
  expiring Jan '00 @ $60....................................            75           258,750
Dayton Hudson Corp.
  expiring Jan '00 @ $27.50.................................           200           800,000
Fannie Mae Corp.
  expiring Jan '00 @ $35....................................           300           705,000
General Electric Co.
  expiring Jan '00 @ $50....................................           100           620,000
Home Depot, Inc.
  expiring Jan '00 @ $17.50.................................           250         1,128,125
IBM Corp.
  expiring Jan '00 @ $90....................................            80           730,000
Kroger Co.
  expiring Jan '00 @ $30....................................           150           468,750
Lowe's Cos., Inc.
  expiring Jan '00 @ $30....................................           300           967,500
  expiring Jan '00 @ $37.50.................................           100           256,250
MBNA Corp.
  expiring Jan '00 @ $15....................................         1,230         1,199,250
MCI WorldCom, Inc.
  expiring Jan '00 @ $25....................................           190         1,230,250
  expiring Jan '00 @ $40....................................            90           473,625
  expiring Jan '00 @ $50....................................            75           311,250
Merck & Co., Inc.
  expiring Jan '00 @ $40....................................           150           618,750
Merrill Lynch & Co., Inc.
  expiring Jan '00 @ $50....................................           135           555,187

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                                 SHARES OR
                                                               CONTRACTS(C)        VALUE
                                                              ---------------   ------------
Morgan Stanley, Dean Witter & Co.
  expiring Jan. '00 @ $50...................................           100      $    518,750
Nokia Corp. (ADR)
  expiring Jan '00 @ $60....................................            70           687,750
  expiring Jan '00 @ $70....................................            80           708,000
Pfizer, Inc.
  expiring Jan '00 @ $70....................................           100           716,250
Philip Morris Cos., Inc.
  expiring Jan '00 @ $30....................................           300           232,500
  expiring Jan '00 @ $35....................................           200            87,500
Time Warner, Inc.
  expiring Jan '00 @ $32.50.................................           150           598,125
  expiring Jan '00 @ $35....................................            75           280,312
Tyco International, Ltd.
  expiring Jan '00 @ $30....................................           640         2,776,000
  expiring Jan '00 @ $40....................................           200           700,000
                                                              CONTRACTS(C) OR
                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                   (000)
                                                                 ---------
United Technologies Corp.
  expiring Jan '00 @ $70....................................           210         1,425,375
Wal-Mart Stores, Inc.
  expiring Jan '00 @ $30....................................            50           316,250
  expiring Jan '00 @ $35....................................           350         2,058,438
  expiring Jan '00 @ $40....................................            50           269,375
Waste Management
  expiring Jan '00 @ $30....................................           195           318,094
Total Call Options Purchased
  (cost $22,665,670)........................................                      29,735,719
PUT OPTIONS PURCHASED -- 0.5%(B)
Standard & Poor's 500 Index
  expiring Apr '99 @ $1,350.................................            10            61,000
  expiring Apr '99 @ $1,390.................................            10            76,000
  expiring Apr '99 @ $1,400.................................            30           344,250
  expiring Jun '99 @ $1,450.................................             5            80,062
Total Put Options Purchased (cost $527,486).................                         561,312
SHORT TERM INVESTMENT -- 0.3%
COMMERCIAL PAPER -- 0.3%
General Electric Capital Corp. 5.03%, 4/01/99
  (amortized cost $401,000).................................     $     401           401,000
TOTAL INVESTMENTS -- 103.3%
  (cost $66,764,036)........................................                     122,370,152

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              CONTRACTS(C) OR
                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                   (000)           VALUE
                                                              ---------------   ------------
CALL OPTIONS WRITTEN -- (0.8%)(B)
Chicago Board Options Exchange NASDAQ 100 Index
  expiring Apr '99 @ $1,980.................................            10      $   (183,000)
  expiring Apr '99 @ $2,020.................................            10          (127,875)
  expiring Apr '99 @ $2,040.................................            20          (197,000)
  expiring Apr '99 @ $2,060.................................            20          (184,250)
Cisco Systems, Inc.
  expiring Apr '99 @ $105...................................            70           (44,625)
Microsoft Corp.
  expiring Apr '99 @ $82.50.................................            70           (54,250)
  expiring Apr '99 @ $87.50.................................            70           (28,000)
Standard & Poor's 500 Index
  expiring Apr '99 @ $1,275.................................            10           (37,500)
  expiring Apr '99 @ $1,300.................................            35           (51,625)
Total Call Options Written
  (premiums received $762,814)..............................                        (908,125)
TOTAL INVESTMENTS, NET OF OUTSTANDING CALL OPTIONS
  WRITTEN -- 102.5%
  (cost $66,001,222)........................................                     121,462,027
Other assets less liabilities -- (2.5%).....................                      (2,990,855)
NET ASSETS -- 100%..........................................                    $118,471,172

---------------
(a) Security, or a portion thereof, has been segregated to collateralize open options written. This collateral has a total market value of approximately $23,824,041.

(b)  Non-income producing.

(c)  One contract relates to 100 shares unless otherwise indicated.

     Glossary:
     ADR -- American Depositary Receipt.

                         SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

ASSETS
  Investments in securities, at value (cost $66,764,036)....  $122,370,152
  Cash......................................................       183,952
  Receivable for investment securities sold.................       268,691
  Dividends receivable......................................        91,099
  Deferred organization expenses and other assets...........        12,397
          Total assets......................................   122,926,291
--------------------------------------------------------------------------
LIABILITIES
  Outstanding call options written, at value (premiums
     received $762,814).....................................       908,125
  Dividend payable..........................................     2,688,838
  Payable for investment securities purchased...............       489,244
  Advisory fee payable......................................       167,698
  Administration fee payable................................        24,657
  Accrued expenses and other liabilities....................       176,557
          Total liabilities.................................     4,455,119
NET ASSETS..................................................  $118,471,172
--------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Capital stock, at par.....................................  $     25,157
  Additional paid-in capital................................    49,741,734
  Undistributed net investment loss.........................    (5,740,917)
  Accumulated net realized gain on investment
     transactions...........................................    18,984,393
  Net unrealized appreciation of investments and options
     written................................................    55,460,805
                                                              $118,471,172
NET ASSET VALUE PER SHARE (based on 2,515,686 shares
  outstanding)..............................................  $      47.09
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

INVESTMENT INCOME
  Dividends.................................................  $  214,044
  Interest..................................................      17,641    $   231,685
EXPENSES
  Advisory fee..............................................     884,555
  Administrative............................................     128,673
  Custodian.................................................      74,141
  Audit and legal...........................................      52,151
  Shareholder servicing.....................................      51,470
  Printing..................................................      33,525
  Directors' fees and expenses..............................      24,000
  Registration..............................................       4,720
  Transfer agency...........................................       2,824
  Amortization of organization expenses.....................       1,995
  Miscellaneous.............................................       3,310
  Total expenses before interest............................   1,261,364
  Interest expense on short sales...........................       2,223
  Total expenses............................................                  1,263,587
  Net investment loss.......................................                 (1,031,902)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SHORT
SALES AND OPTIONS WRITTEN
  Net realized gain on long transactions....................                 21,532,569
  Net realized gain on short sale transactions..............                     33,773
  Net realized loss on written option transactions..........                   (668,578)
  Net change in unrealized appreciation of investments and
     options written........................................                 21,491,287
  Net gain on investments...................................                 42,389,051
NET INCREASE IN NET ASSETS FROM OPERATIONS..................                $41,357,149

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                               MARCH 31, 1999     SEPTEMBER 30,
                                                                (UNAUDITED)           1998
                                                              ----------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss.......................................    $ (1,031,902)     $ (1,932,651)
  Net realized gain on investment, short sale and written
     option transactions....................................      20,897,764         8,866,477
  Net change in unrealized appreciation of investments and
     options written........................................      21,491,287         2,937,240
  Net increase in net assets from operations................      41,357,149         9,871,066
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain on investments..........................      (4,709,015)      (12,924,008)
COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance of common
     stock..................................................         271,019           127,507
  Total increase (decrease).................................      36,919,153        (2,925,435)
NET ASSETS
  Beginning of year.........................................      81,552,019        84,477,454
  End of period.............................................    $118,471,172      $ 81,552,019

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)
                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTE A:  SIGNIFICANT ACCOUNTING POLICIES

     Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1.  SECURITY VALUATION

     Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2.  TAXES

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3.  ORGANIZATION EXPENSES

     Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4.  INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

     Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5.  DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTE B:  ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS

     Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the six months ended March 31, 1999, the fee as adjusted, amounted to 1.73% of the Fund's average net assets.

     Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of 0.25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

     Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended March 31, 1999, there was no reimbursement paid to AFS.

     Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

     Brokerage commissions paid on investment transactions for the six months ended March 31, 1999 amounted to $121,209, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

NOTE C:  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $58,573,860 and $71,963,350, respectively, for the six months ended March 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 1999.

     At March 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $57,453,728 and gross unrealized depreciation of investments was $1,847,612 resulting in net unrealized appreciation of $55,606,116.

1.  OPTIONS TRANSACTIONS

     The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

     Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.

     Transactions in options written for the six months ended March 31, 1999 were as follows:

                                                              NUMBER        PREMIUMS
                                                           OF CONTRACTS     RECEIVED
                                                           ------------    ----------
Options outstanding at beginning of year.................        885       $1,306,240
Options written..........................................      3,460        6,301,198
Options terminated in closing purchase transactions......     (4,030)      (6,844,624)
                                                              ------       ----------
Options outstanding at March 31, 1999....................        315       $  762,814
                                                              ======       ==========

2.  SECURITIES SOLD SHORT

     The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 5.59% to the prospective brokers on the market value of the short sales.

NOTE D:  CAPITAL STOCK

     There are 300,000,000 shares of $0.01 par value common stock authorized. Of the 2,515,686 shares outstanding at March 31, 1999, the Investment Adviser owned 5,000 shares. During the six months ended March 31, 1999, the Fund issued 7,669 shares in connection with the Fund's dividend reinvestment plan.

NOTE E:  YEAR 2000

     Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related

                                              ALLIANCE ALL-MARKET ADVANTAGE FUND

information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

     With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's Investment Manager, began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

     Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

     The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

                       ALLIANCE ALL-MARKET ADVANTAGE FUND

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                      SIX MONTHS                                            NOVEMBER 4,
                                         ENDED                                                1994(A)
                                       MARCH 31,                                                TO
                                         1999             YEAR ENDED SEPTEMBER 30,         SEPTEMBER 30,
                                      (UNAUDITED)       1998        1997        1996           1995
                                      -----------      -------     -------     -------     -------------
Net asset value, beginning of
  period............................   $  32.52        $ 33.72     $ 22.19     $ 23.78        $ 19.70(b)
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.................       (.41)          (.77)       (.58)       (.48)          (.09)
Net realized and unrealized gain on
  investment transactions...........      16.86           4.73       14.40        1.86           5.65
Net increase in net asset value from
  operations........................      16.45           3.96       13.82        1.38           5.56
LESS: DISTRIBUTIONS
Distributions from net realized
  gains.............................      (1.88)         (5.16)      (2.29)      (2.97)         (1.48)
Net asset value, end of period......   $  47.09        $ 32.52     $ 33.72     $ 22.19        $ 23.78
Market value, end of period.........   $ 48.875        $36.875     $31.188     $ 19.00        $ 19.50
TOTAL RETURN
Total investment return based on:(c)
  Market value......................      37.89%         37.40%      79.27%      13.26%          5.46%
  Net asset value...................      50.77%         12.49%      65.66%       8.10%         28.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)..........................   $118,471        $81,552     $84,477     $55,582        $59,561
Ratio of expenses to average net
  assets............................       2.47%(d)       2.57%       2.48%       2.87%          2.00%(d)
Ratio of expenses to average net
  assets excluding interest
  expense...........................       2.47%(d)       2.52%(e)    2.43%(e)    2.62%(e)       2.00%(d)
Ratio of net investment loss to
  average net assets................      (2.02)%(d)     (2.18)%     (2.07)%     (2.11)%         (.48)%(d)
Portfolio turnover rate.............         59%            96%        105%        199%           140%

---------------
(a) Commencement of operations.

(b) Net of offering costs of $0.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d) Annualized.

(e) Net of interest expense of 0.05%, 0.05% and 0.25%, respectively, on short sales (see Note C).

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  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OR THE DEALER MANAGER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                            ------------------------

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
Prospectus Summary......................    1
Expense Information.....................    9
Financial Highlights....................   10
The Fund................................   11
The Offer...............................   12
Use of Proceeds.........................   21
Investment Objective and Policies.......   21
Risk Factors and Special
  Considerations........................   33
Management of the Fund..................   38
Portfolio Trading.......................   47
Determination of NAV....................   48
Tender Offer and Share Repurchases......   50
Dividends and Distributions; Dividend
  Reinvestment Plan.....................   51
Federal Taxation........................   53
Description of Capital Stock............   57
Custodian, Transfer Agent, Dividend
  Disbursing Agent, Registrar and
  Shareholder Servicing Agent...........   59
Legal Matters...........................   60
Reports to Stockholders.................   60
Experts.................................   60
Further Information.....................   60
Financial Statements....................  F-1

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                            [Alliance Capital Logo]
                               845,600 SHARES OF
                                  COMMON STOCK

                        ISSUABLE UPON EXERCISE OF RIGHTS
                             TO SUBSCRIBE FOR SUCH
                                     SHARES

                                    ALLIANCE
                                   ALL-MARKET
                                   ADVANTAGE
                                   FUND, INC.

                            ------------------------
                                   PROSPECTUS
                            ------------------------

                                 DEALER MANAGER
                            PAINEWEBBER INCORPORATED
                            ------------------------
                                 JUNE 21, 1999
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